                           Registration No. 33-89798

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        Post-Effective Amendment No. 4
                                      to
                                   Form S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.  Exact name of Trust:   Massachusetts Mutual Variable Life Separate Account I

B.  Name of Depositor:     Massachusetts Mutual Life Insurance Company

C.  Complete address of    1295 State Street
    Depositor's principal Springfield, MA 01111 executive offices:

D.  Name and address of           Ann Lomeli
    Agent for Service             Corporate Secretary
    of Process:                   1295 State Street
                                  Springfield, MA 01111

               immediately upon filing pursuant to paragraph (b) of Rule 485.
        -----

          X    on May 1, 1999 pursuant to paragraph (b) of Rule 485.
        -----
               60 days after filing pursuant to paragraph (a)(1) of Rule 485
        -----
               on ___________________ pursuant to paragraph (a)(1) of Rule 485.
        -----

               this post effective amendment designates a new effective date for ----- a previously filed post effective amendment. Such effective date shall be _____________.

E.  Title of Securities being registered:  Flexible Premium Variable Whole
                                           Life Insurance Policies

F.  Approximate date of proposed           As soon as practicable after the
    public offering:                       effective date of this Registration
                                           Statement.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2    Caption
-----------    -------

     1    Cover Page; The Separate Account.

     2    Cover Page.

     3    Cover Page.

     4    Sales and Other Agreements.

     5    The Separate Account.

     6    Not Applicable.

     7    Not Applicable.

     8    Appendix F. Financial Statement.

     9    Legal Proceedings.

     10 Detailed Description of Policy Features; Investment Options; Other Policy Information.

     11   Investment Options.

     12   Investment Options; Sales and Other Agreements.

     13   Introduction; Detailed Description of Policy Features.

     14   Detailed description of Policy Features.

     15   Premiums; Exhibit 99.A.11.

     16   Introduction; The Separate Account.

     17   Detailed description of Policy Features; Exhibit 99.A.11.

     18   The Separate Account.

     19   Other Information.

     20   Not Applicable.

     21   Policy Loan Privilege.

     22   Not Applicable.

     23   Bonding Arrangement.

     24 Detailed Description of Policy Features; Other Information; Investment Options.

     25   Other Information.

     26   Other Information; The Investment Options.

     27   Other Information.

     28   Appendix E: Directors and Executive Officers.

     29   Other Information.

     30   Other Information.

                       CROSS REFERENCE TO ITEMS REQUIRED
                                BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

     31   Not Applicable.

     32   Not Applicable.

     33   Not Applicable.

     34   Not Applicable.

     35   Sales and Other Agreements.

     36   Not Applicable.

     37   Not Applicable.

     38   Sales and Other Agreements.

     39   Sales and Other Agreements.

     40   Sales and Other Agreements.

     41   Sales and Other Agreements.

     42   Not Applicable.

     43   Sales and Other Agreements.

     44   The Separate Account.

     45   Not Applicable.

     46   Account Value and Net Surrender Value; The Separate Account.

     47   The Separate Account.

     48   Not Applicable.

     49   Not Applicable.

     50   Not Applicable.

     51   Detailed Description of Policy Features; Other Policy Information.

     52   Investment Options.

     53   Federal Income Tax Considerations.

     54   Not Applicable.

     55   Not Applicable.

     56   Not Applicable.

     57   Not Applicable.

     58   Not Applicable.

     59   Appendix F.

Flexible Premium Variable Whole Life
Insurance Policies*

Issued by Massachusetts Mutual Life Insurance Company

This Prospectus describes a life insurance policy (the "Policy") offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). While the Policy is in force, it provides lifetime insurance protection on the Insured named in the Policy. It pays a Death Benefit at the death of the Insured.

In this Prospectus, "you" and "your" refer to the Owner of the Policy. "We," "us," and "our" refer to MassMutual. "MassMutual" refers to Massachusetts Mutual Life Insurance Company.

The Policy provides premium payment and Death Benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the Death Benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate Net Premiums and Account Value among the investment funds (Divisions of the Separate Account) offered under this Policy and a Guaranteed Principal Account (the "GPA"). Currently, the following funds are available under this Policy.

     MML Trust                       Oppenheimer Trust
     MML Equity Fund                 Oppenheimer Aggressive Growth Fund/VA
     MML Managed Bond Fund           Oppenheimer Global Securities Fund/VA
     MML Money Market Fund           Oppenheimer Capital Appreciation Fund/VA
     MML Blend Fund                  Oppenheimer Strategic Bond Fund/VA

You bear the investment risk of any Account Value allocated to the investment funds. The Death Benefit may vary, and the Cash Surrender Value will vary, depending on the investment performance of the funds.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks including loss of the principal amount invested.

We service the Policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is
(413) 788-8411. Our Home Office is located in Springfield, Massachusetts.

This Policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this Policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this Prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

                              EFFECTIVE MAY 1, 1999

*Title may vary in some jurisdictions.

Table of Contents


I.   INTRODUCTION ..........................................................3

II.  DETAILED DESCRIPTION OF POLICY FEATURES
      Purchasing the Policy ................................................6
      Death Benefit ........................................................6
      Premiums .............................................................8
      Transfers ............................................................9
      Dollar Cost Averaging.................................................9
      Policy Termination and Reinstatement ................................10
      Charges and Deductions ..............................................10
      Deductions from Premiums ............................................11
      Monthly Charges Against the Account Value ...........................11
      Daily Charges Against the Separate Account ..........................11
      Surrender Charges ...................................................11
      Other Charges .......................................................12
      Special Circumstances................................................12
      Account Value and Net Surrender Value................................12
      Policy Loan Privilege ...............................................14

III. INVESTMENT OPTIONS
      The Guaranteed Principal Account ....................................16
      The Separate Account ................................................16
      The Funds ...........................................................16
      Fund Profiles........................................................17
      The Investment Advisers .............................................19

IV.  OTHER POLICY INFORMATION
      When We Pay Proceeds ................................................20
      Payment Options .....................................................20
      Beneficiary .........................................................21
      Assignment ..........................................................21
      Limits on Our Right to Challenge the Policy .........................21
      Error of Age or Gender...............................................21
      Suicide  ............................................................21
      Additional Benefits You Can Get by Rider ............................22
      Sales and Other Agreements ..........................................22
      Compensation ........................................................23

V.   OTHER INFORMATION
      MassMutual...........................................................24
      Annual Reports.......................................................24
      Federal Income Tax Considerations....................................24
      Your Voting Rights...................................................26
      Reservation of Rights................................................26
      Bonding Arrangement..................................................27
      Legal Proceedings....................................................27
      Year 2000............................................................27
      Experts..............................................................27

Appendix A
      Definition of Terms .................................................28

Appendix B
      Examples of Death Benefit Option Changes ............................30

Appendix C
      Rates of Return......................................................31

Appendix D
      Illustration of Death Benefits, Cash Surrender Values, and
        Accumulated Premiums ..............................................34

Appendix E
      Directors of MassMutual .............................................43
      Executive Vice Presidents ...........................................45

Appendix F
      Separate Account Financial Statements...............................F-1
      Financial Statements ..............................................FF-1



2  Table of Contents

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this Prospectus.

You should consult your Policy for more information about its terms and conditions, and for any state-specific variances that may apply to your Policy. These variations will depend on the "contract state" of your Policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a Death Benefit, an Account Value, surrender rights, Policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("Planned Premium Payments"), but if a Planned Premium Payment is not made the Policy will not necessarily terminate. If Planned Premium Payments are made they do not guarantee a Policy will remain in force. The Policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the Death Benefit and change the Death Benefit Option under the Policy. Further, the Death Benefit may vary, and the Cash Surrender Value will vary, with the investment experience of the investment funds in which an Owner has Account Value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 3%; it may be greater than 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the Policy works.


                                               HOW THE POLICY WORKS

                                                 Premium Payment
                                                 ---------------
                                           We deduct a Premium Expense
                                            Charge from each Premium
                                                     Payment
                                          (graphic arrow to "Net Premium")

                                                   Net Premium
                                           We allocate the Net Premium
                                           and Account Value among the
                                            Divisions of the Separate
                                          Account and the GPA based on
                                         the percentages you have chosen
                                       (graphic arrow to "Account Value")
       Investment Earnings                                                            Account Value Charges
       -------------------             ------------------------------------           ---------------------
   Each day we credit or debit the                                                    Each month we deduct for
investment earnings or losses of the              Account Value                    administrative, mortality, and
  Divisions of the Separate Account               -------------                           rider expenses
less fund investment management fees
      and separate account fees           You determine how the Account                   Owner Access to
                                          Value is allocated among the                     Account Value
  We also credit interest on values       available investment options.                   ---------------
              in the GPA                (graphic arrows to "Account Value           You may access Account Values
(graphic arrow to "Account Value")      Charges", "Owner Access to Account          through loans and withdrawals
                                          Value", "Death Benefit", and
            Death Benefit                      "Policy Surrender")                       Policy Surrender
            -------------              ------------------------------------              ----------------
You have a choice of 2 Death Benefit                                            In the first 15 years of coverage,
 Options. You can change the Option                                                if you surrender all of your
           at a later date                                                      coverage or decrease your Selected
                                                                                Face Amount, we deduct a Surrender
                                                                                Charge from any amount we pay you.

                                                                 Introduction  3

All expense charges and deductions are described in Charges and Deductions in
Part II.

A summary of the product and separate account charges follows.

------------------------------------------------------------------------------------------------------------------
                                           CURRENT RATE                             GUARANTEED RATE
------------------------------------------------------------------------------------------------------------------
Premium Expense Charge         Policy Years 1-20: 4%, equal to 2%        All Policy Years: 4%, equal to 2%
                               Sales Charge plus 2% Premium Tax          Sales Charge plus 2% Premium Tax
                               Charge                                    Charge
                               Policy Years 21+:  0% of premium
------------------------------------------------------------------------------------------------------------------
Administrative Charge          All Policy Years: $6 per month per        All Policy Years: $9 per month per
                               Policy                                    Policy
------------------------------------------------------------------------------------------------------------------
Mortality Charges              A per thousand rate multiplied by         For standard risks, the guaranteed
                               the amount at risk each month. The        cost of insurance rates are based on
                               rate varies by the gender, Issue          1980 Commissioners Standard Ordinary
                               Age, and risk classification of the       (CSO) Mortality Tables.
                               Insured, and the Year of Coverage.
------------------------------------------------------------------------------------------------------------------
Charge to Increase             $75 deducted from Account Value at        $75 deducted from Account Value at
Selected Face Amount           time of increase.                         time of increase.
------------------------------------------------------------------------------------------------------------------
Charge to Change from          $0.00                                     $75 deducted from Account Value at
Death Benefit Option from                                                time of increase.
1 to 2
------------------------------------------------------------------------------------------------------------------
Mortality and Expense          All Policy Years: 0.55% on an annual      All Policy Years: 0.90% on an annual
Risk Charge                    basis of daily net asset value of         basis of daily net asset value of the
                               the Separate Account                      Separate Account
------------------------------------------------------------------------------------------------------------------
Investment Management Fees                              (See separate table on next page.)
and Other Expenses
------------------------------------------------------------------------------------------------------------------
Loan Interest Rate             All Policy Years: 0.90% of loaned         All Policy Years: 2.0% of loaned
Expense Charge                 amount                                    amount
------------------------------------------------------------------------------------------------------------------
Withdrawal Fee                 $25 (or 2% of amount withdrawn, if        $25 (or 2% of amount withdrawn, if
                               less)                                     less)
------------------------------------------------------------------------------------------------------------------
Surrender Charges              Coverage Years 1-15: Administrative       Coverage Years 1-15: Administrative
                               Surrender Charge (ASC) plus Sales         Surrender Charge (ASC) plus Sales
                               Load Surrender Charge (SLSC). ASC         Load Surrender Charge (SLSC). ASC
                               equals $5 per $1,000 of Selected          equals $5 per $1,000 of Selected Face
                               Face Amount for Years 1-5, then           Amount for Years 1-5, then grades to
                               grades to zero during Years 6-10,         zero during Years 6-10, and is zero
                               and is zero thereafter.  During the       thereafter.  During the first 10
                               first 10 Years of Coverage, SLSC          Years of Coverage, SLSC equals 26% of
                               equals 26% of premium paid for the        premium paid for the coverage up to
                               coverage up to the Surrender Charge       the Surrender Charge Band, and 4% of
                               Band, and 4% of premium paid for the      premium paid for the coverage in
                               coverage in excess of the Band up to      excess of the Band up to three times
                               three times the Band.  During the         the Band.  During the next 5 Years of
                               next 5 Years of Coverage, these           Coverage, these percentages are
                               percentages are reduced, by factors       reduced, by factors set forth in the
                               set forth in the Policy, to zero by       Policy, to zero by the end of the
                               the end of the 15th Year.                 15th Year
                               Coverage Years 16+: $0                    Coverage Years 16+: $0
------------------------------------------------------------------------------------------------------------------

4  Introduction

                          INVESTMENT MANAGEMENT FEES
                              AND OTHER EXPENSES

 Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.

                                                                    Total Fund
                                 Management          Other          Operating
  Fund Name                         Fees            Expenses         Expenses
--------------------------------------------------------------------------------

MML Equity Fund                     0.37%            0.00%             0.37%

MML Managed Bond Fund               0.45%            0.03%             0.48%

MML Blend Fund                      0.37%            0.00%             0.37%

MML Money Market  Fund              0.46%            0.03%             0.49%

Oppenheimer Capital
Appreciation Fund/VA+               0.72%            0.03%             0.75%

Oppenheimer Aggressive Growth
Fund/VA++                           0.69%            0.02%             0.71%

Oppenheimer Global Securities
Fund/VA                             0.68%            0.06%             0.74%

Oppenheimer Strategic Bond
Fund/VA                             0.74%            0.06%             0.80%

--------------------------------------------------------------------------------

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.


                                                                 Introduction  5

II. Detailed Description of Policy Features


Purchasing the Policy

To purchase a Policy you must send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a Policy is currently $50,000. The Policy can be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a Policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If we do not accept the application, we will refund any premium paid.

Coverage under the Policy becomes effective on the Issue Date of the Policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in Good Order.

Unisex Policy. Policies generally are issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are "unisex"; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the Prospectus to sex-distinct policy values are not applicable to unisex Policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, Cash Surrender Values and Death Benefits.

Right to Return the Policy. Once you receive your Policy, you should review it carefully. If you are not satisfied with your Policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the Policy, return it to us at our Principal Administrative Office, to the agent who sold the Policy, or to one of our agency offices. If you cancel your Policy, we will give you a refund.

In most states, this refund is the sum of:

(i)   any premium paid for the Policy; plus

(ii)  any interest credited to the Policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the Divisions of the Separate Account under this Policy to the date we receive the Policy, minus

(iv)  any amounts withdrawn and any Policy Debt.

In other states, this refund is equal to any premium paid for the Policy, reduced by any amounts withdrawn and any Policy Debt.

Consult your Policy to determine which refund applies under your Policy. A few states have variations of these two refund types.

Death Benefit

While the Policy is in force, we will, upon receipt of due proof of the Insured's death, pay the Death Benefit to the named Beneficiary. Although we normally will pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, we may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options described in the Policy.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the Account Value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options. The Death Benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured's death. This benefit is reduced by any outstanding


6  Detailed Description of Policy Features

Policy Debt and any unpaid Monthly Charges to the date of death.

You may choose one of two Death Benefit Options:

(a)  Option 1 (a level amount option) or

(b)  Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The Death Benefit provided by Options 1 and 2 is as follows.

Option 1 - The benefit is the greater of:

(a)  the Selected Face Amount on the date of death; and

(b)  the Minimum Death Benefit on the date of death.

Option 2 - The benefit is the greater of:

(a)  the Selected Face Amount plus the Account Value on the date of death; and

(b)  the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in Account Value and the amount of premiums paid may affect the Death Benefit of a Policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by written request. The effective date of a change will be the Monthly Calculation Date on or next following the date we approve the change. A change in the Death Benefit Option will result in a change of the Policy Selected Face Amount. The Death Benefit under the new Death Benefit Option will be the same as the Death Benefit under the old Death Benefit Option at the time of the change.

A change from Option 1 to Option 2 will require evidence of insurability satisfactory to us. In addition, we may deduct a $75 charge from the Account Value on the effective date of the change; it will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each. (We currently do not make this charge, but we reserve the right to do so.)

You cannot change from Option 1 to Option 2:

1. if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.   after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the Monthly Charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the Policy Surrender Charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000. You cannot increase the Selected Face Amount of the Policy after the Insured reaches Attained Age 80.

If you increase the Selected Face Amount, we will deduct a $75 charge from the Account Value on the effective date of the increase; it will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, a Surrender Charge may apply. We will deduct Surrender Charges from the Division(s) of the


                                      Detailed Description of Policy Features  7

Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)  the Selected Face Amount of the most recent increase

(b)  the Selected Face Amounts of the next most recent increases successively

(c)  the initial Selected Face Amount.

If you decrease the Selected Face Amount, the Monthly Charges deducted from the Account Value will change.

If you decrease the Selected Face Amount, the Policy may become a "modified endowment contract" under federal tax law. Consult your tax advisor. (See also Modified Endowment Contracts in Part V).

Premiums

The first premium must be paid before the Policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net Premiums are allocated to the Account Value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the Policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the Policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the Policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a written notice to us at our Principal Administrative Office.

If a planned premium payment is not made, the Policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the Policy will remain in force. To keep the Policy in force, you must have a sufficient Account Value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greatest of:

(a)  an amount equal to $100 plus double the basic premium for the Policy;

(b)  the amount of premium paid in the preceding Policy Year;

(c) the highest premium payment amount that would not increase the amount at risk; and

(d) the minimum annual premium under the Death Benefit Guarantee Rider, if included with the Policy.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A Net Premium is a premium payment we receive in Good Order, minus the Premium Expense Charge.

Net Premiums credited to the Policy on and after the Register Date will be allocated among the Divisions and the GPA according to your Net Premium allocation. Also, any Net Premiums in the Policy held before the Register Date will be allocated on that Date among the Divisions and the GPA according to your Net Premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

8  Detailed Description of Policy Features

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)  the Policy Date;

(b)  the day we receive your completed Part 1 of Application for the Policy; and

(c)  the day we receive the first premium payment in Good Order.

Net Premium Allocation. When applying for the Policy, you indicate how you want Net Premiums allocated among the Divisions and the GPA. You may change your Net Premium allocation at any time. Just send a written notice to us at our Principal Administrative Office.

You may set your Net Premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the Account Value invested in a Division of the Separate Account to any other Division or to the GPA. Simply send us a written request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account Divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account Divisions to one each Policy Year. You may not transfer more than 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer. There is one exception to this rule. If:

 .    you have transferred 25% of the Fixed Account Value each year for three consecutive Policy Years, and

 .    you have not invested any Net Premium amount in the GPA or

 .    transferred any money into the GPA during these three years,

you may transfer the remainder of the Fixed Account Value (less any Policy Debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in Good Order at our Principal Administrative Office. We do not charge for transfers.

Dollar Cost Averaging

You may specify a specific dollar amount to be periodically transferred from any Division to any combination of Divisions and the GPA. Once elected, these transfers occur automatically. You specify the specific dollar amounts to be transferred and the Division to transfer money from, the Division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to our rules), the frequency of transfers, which may be monthly, quarterly, semiannually or annually, and the period of time that such dollar cost averaging will continue. The minimum allowable transfer to any Division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the Account Value in the Division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division with each transfer, more units are purchased in a Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

We will make all Dollar Cost Averaging transfers either on the day of each calendar month you specify or on the next Valuation Date. You may specify any day of the month up through the 28th day.

To elect Dollar Cost Averaging, send us your written request at least one week prior to the date Dollar Cost Averaging transfers are to commence.

                                      Detailed Description of Policy Features  9

The Dollar Cost Averaging option can be started, changed, or canceled at any time; however, we need seven business days' notice to change any transfer arrangement. If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro rata basis to all the designated Divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Termination and Reinstatement

The Policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the Policy will remain in force.

The Policy may terminate if its value cannot cover the Monthly Charges.

If the Policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The Policy may terminate without value if the Account Value less any Policy Debt on a Monthly Calculation Date cannot cover the Monthly Charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The Policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the Monthly Charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the Policy will stay in force. If the Insured dies during the grace period, the Death Benefit will be payable. In this case, any unpaid Monthly Charges to the date of death will be deducted from the Death Benefit.

Reinstating Your Policy. If your Policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your Policy if:

 .    you surrendered it; or

 .    five years have passed since it terminated.

Requirements to Reinstate Your Policy.  To reinstate your Policy, we will need:

1.   a written application to reinstate;

2.   evidence, satisfactory to us, that the Insured still is insurable; and

3. a premium payment sufficient to produce an Account Value equal to triple the Monthly Charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your Policy, the Selected Face Amount will be the same as it was when it terminated. Your Account Value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any Monthly Charges then due. Surrender Charges after reinstatement will apply as if the Policy had not terminated. However, if the Surrender Charge was taken when the Policy terminated, then the applicable Surrender Charges will not be reinstated.

If you reinstate your Policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax advisor.

Charges and Deductions

We will deduct charges from the Policy to compensate us for:

(a)  providing the insurance benefits under the Policy (including any riders);

(b)  administering the Policy;

(c) assuming certain risks in connection with the Policy (including any riders); and

(d)  selling and distributing the Policy.

In addition, the fund managers deduct expenses from the funds. For more information about

10 Detailed Description of Policy Features these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the Policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the Policy.

Monthly Charges Against the Account Value

We deduct charges from the Account Value on each Monthly Calculation Date. The Monthly Charges are:

(a)  an Administrative Charge;

(b)  a Mortality Charge; and

(c)  a rider charge for any additional benefits provided by rider.

We deduct the Monthly Charges from the Division(s) and the GPA in proportion to the non-loaned values of the Policy in the Division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly Mortality Charge rate for that Policy month. We determine the amount at risk on the first day of each Policy month. It is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical Policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your Policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering Policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The Surrender Charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the Policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face

                                     Detailed Description of Policy Features  11

Amount, if you surrender the Policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the Policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the Policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the Policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a Surrender Charge. The Surrender Charge is equal to the pro rata Surrender Charge for each decreased or canceled Selected Face Amount segment

After a Selected Face Amount decrease, we reduce the Surrender Charge for the remaining segments by the amount of the partial Surrender Charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your Policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the Policy.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the Policy. (We currently do not charge the $75 fee for this change, but we reserve the right to do so.)

Special Circumstances

We may vary the charges and other terms of Policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these Policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Cash Surrender Value

The Account Value of the Policy has two components: the Variable Account Value and the Fixed Account Value.

Variable Account Value. The Variable Account Value is the sum of your values in each of the Divisions of the Separate Account. It reflects:

 .    Net Premiums allocated to the Separate Account;

 .    transfers to the Separate Account from the Guaranteed Principal Account;

 .    transfers and withdrawals from the Separate Account;

12  Detailed Description of Policy Features

 .    Monthly Charges and Surrender Charges deducted from the Separate Account;
     and

 .    the net investment experience of the Separate Account.

These transactions are all reflected in the Variable Account Value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the Variable Account Value is reflected in the value of the accumulation units. The value of your accumulation units in a Division is equal to:

 .    the accumulation unit value in that Division; multiplied by

 .    the number of accumulation units in that Division credited to your Policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in Good Order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in Good Order after that time, units will be purchased or sold as of the next Valuation Date.

The Variable Account Value of the Policy is the total of the values of the accumulation units in each Division credited to Policy.

Fixed Account Value. The Fixed Account Value is the accumulation at interest of:

 .    Net Premiums allocated to the Guaranteed Principal Account; plus

 .    amounts transferred into the GPA from the Separate Account; less

 .    amounts transferred or withdrawn from the GPA; and less

 .    Monthly Charges and Surrender Charges deducted from the GPA.

Interest on the Fixed Account Value. The Fixed Account Value earns interest at an effective annual rate, credited daily.

For the part of the Fixed Account Value equal to any Policy loan, the daily rate we use is the daily equivalent of:

 .    the annual loan interest rate minus the Loan Interest Rate Expense Charge;
     or

 .    3% if greater.

For the part of the fixed account in excess of any Policy loan, the daily rate we use is the daily equivalent of:

 .    the current interest rate we declare; or

 .    the guaranteed calendar-year interest rate we declare for the year if greater.

This guaranteed calendar-year rate for each year will be at least 3%.

Cash Surrender Value. The Cash Surrender Value of the Policy is equal to:

 .    the Account Value; less

 .    any Surrender Charges that apply; and less

 .    any Policy Debt.

You may surrender the Policy by sending a written request together with the Policy to our Principal Administrative Office. We will determine the Cash Surrender Value at the end of the Valuation Date on which we receive the request in Good Order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the Cash Surrender Value. We deduct a fee from the amount withdrawn. We do not charge a Surrender Charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee). We may not allow a Withdrawal if it would result in a reduction of the Selected Face Amount to less than $25,000.

You must state in the Withdrawal Request from which Divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in Good Order. We will process it within seven days. The Withdrawal amount you wish taken from each Division of the Separate Account and from the GPA may not exceed the non-loaned Account Value in each of these. If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable.

                                     Detailed Description of Policy Features  13

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the Policy as long as the Account Value exceeds the total of any Surrender Charges. You must assign the Policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the Policy's Account Value less any Surrender Charge. If there is any outstanding Policy Debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the Policy loan amount from the Divisions and the GPA in proportion to the amount of Account Value in each Division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the Divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the Divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv)  the SEC permits us to delay payment for the protection of our Owners.

Whenever total Policy Debt (which includes accrued interest) equals or exceeds the Account Value less Surrender Charges, we will send a notice to you. This notice will state the amount needed to bring the Policy Debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 6% or an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins, or

(ii)  4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on Policy loans accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. You may repay all or part of any Policy Debt at any time while the Insured is living and while the Policy is in force. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the Policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the Policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effect of Loan. A Policy loan affects the Policy since we reduce the Death Benefit and Cash Surrender Value by the amount of the loan.

14  Detailed Description of Policy Features

If you repay the loan, we increase the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Taking a Policy loan could have adverse tax consequences if your Policy is a "modified endowment contract" under current federal tax law. Consult your tax advisor.


As long as a loan is outstanding, a portion of the Policy Account Value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.


                                     Detailed Description of Policy Features  15

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the Net Premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the Account Value in the Divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MassMutual. The Separate Account is maintained under the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the Policies. We have since divided this segment into eight Divisions. Each Division invests in shares of a designated Fund of MML Trust or Oppenheimer Trust. We may establish additional divisions within the Segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

Some of the Funds offered are generally identical to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the Policy. It is not an indication of future performance of the Policy funds.

The Funds

The MML Trust and Oppenheimer Trust are open-end, management investment companies

16  Other Policy Information
registered under the Investment Company Act of 1940 ("1940 Act"). They all provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, an affiliate, or other life insurers are invested in shares of these Funds. Because these separate accounts are invested in the same underlying Funds, it is possible conflicts could arise between Policy Owners and owners of the variable annuity contracts.

The Boards of Trustees or Boards of Directors of the Funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the Boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each Fund for the Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in that Fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the Funds at their net asset values as needed to make payments under the Policies.

MML Trust. The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this Policy.

Oppenheimer Trust. The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this Policy.

Fund Profiles

Following is a chart illustrating the risk profiles of the investment options available under this Policy, and a summary of the investment objectives of each Fund. Please note there can be no assurance any Fund will achieve its objectives. More detailed information concerning these investment objectives and the Funds is contained in the accompanying prospectuses, including information on the risks associated with the investments, the investment techniques of each of the Funds, and the deduction of expenses applicable to each of the Funds.

                                                          Investment Options  17

                         INVESTMENT PREFERENCE CHART*
--------------------------------------------------------------------------------
                                          Oppenheimer Global Securities Fund/VA
                                        Oppenheimer Aggressive Growth Fund/VA++
                                     Oppenheimer Capital Appreciation Fund/VA+
                              MML Equity Fund
                         MML Blend Fund
                 Oppenheimer Strategic Bond Fund/VA
           MML Managed Bond Fund
    MML Money Market Fund
Guaranteed Principal Account
--------------------------------------------------------------------------------

Conservative     Less Conservative    Moderate     Aggressive    More Aggressive

Conservative:      Investment goal is preservation of principal, while incurring little risk.

Less Conservative: Investment goal is primarily preservation of principal, with some desire for growth.

Moderate:          Investment goal is growth, while seeking some preservation of principal.

Aggressive:        Investment goal is growth, with more tolerance for risk.

More Aggressive:   Investment goal is significant growth over the long-term,
                   with greater tolerance for risk.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*This chart is provided by Massachusetts Mutual Life Insurance Company. It does not necessarily reflect the opinion of the underlying fund managers.

MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

MML Blend Fund

MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

Sub-adviser to the equity sector of the Fund is David L. Babson & Company, Inc.

MML Equity Fund

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

Sub-adviser to the Fund is David L. Babson & Company, Inc.

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.


18  Investment Options

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations, which are considered to have appreciation possibilities. It invests in equity securities of U.S. and foreign issuers.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Citibank N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.


                                                          Investment Options  19

IV. Other Policy Information

When We Pay Proceeds

If the Policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the Death Benefit within seven days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office.

We can delay payment of the Death Benefit, the Cash Surrender Value, or any Withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)  trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any Cash Surrender Value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire Death Benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or Withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the Death Benefit from the date of death to the date of payment.

Payment Options

We will pay the Policy proceeds (the Death Benefit or the Cash Surrender Value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

--------------------------------------------------------------------------------
Installments for      Equal monthly payments for any period selected, up to 30
a Specified           years. The amount of each payment depends on the total
Period                amount applied, the period selected, and the monthly
                      income rates we are using when the first payment is due.
--------------------------------------------------------------------------------
Life Income           Equal monthly payments based on the life of a named
                      person. Payments will continue for the lifetime of that
                      person. You can elect income with or without a minimum
                      payment period.
--------------------------------------------------------------------------------
Interest              We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate
                      determined by us. This rate will not be less than 2.5%.
--------------------------------------------------------------------------------
Installments of       Each monthly payment is for an agreed specified amount not
Specified Amount      less than $10 for each $1,000 applied under the option.
                      Interest of at least 2.5% per year is credited each month
                      on the unpaid balance and added to it. Payments continue
                      until the amount we hold runs out.
--------------------------------------------------------------------------------


20  Other Policy Information

--------------------------------------------------------------------------------
Life Income with      Equal monthly payments based on the life of a named
Payments Guaranteed   person. We will make payments until the total amount paid
for Amount Applied    equals the amount applied, whether the named person lives
                      until all payments have been made or not. If the named
                      person lives beyond the payment of the total amount
                      applied, we will continue to make monthly payments as long as the named person lives.
--------------------------------------------------------------------------------
Joint Lifetime        Equal monthly payments based on the lives of two named
Income                persons. The same payment is made each month until both
                      named persons have died. You can elect income with or
                      without a minimum payment period.
--------------------------------------------------------------------------------
Joint Lifetime        Monthly payments based on the lives of two named persons.
Income with           We will make payments at the initial level while both are
Reduced Payments      living, we will reduce the payments by one-third. Payments
to Survivor           will continue at that level for the lifetime of the other.
                      Payments stop when both named persons have died.
--------------------------------------------------------------------------------

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured's death. The Applicant names the Beneficiary in the application for the Policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured's lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured's death, unless provided otherwise, the Death Benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the Policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the Policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the Policy has been in force during the lifetime of Insured for two years after the its Issue Date.

For any Policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured's age or gender is misstated in the Policy application, we will adjust the Death Benefit we pay under the Policy based on what the Policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the Policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and Policy Debt. If the Insured dies by suicide, while sane or insane, within two years after the


                                                    Other Policy Information  21
effective date of any increase in the Selected Face Amount, the increase will terminate and we will refund the Monthly Charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the Policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the Policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured's total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy.
Interest is not charged on the lien.

Right to Exchange Insured Endorsement. Upon request, the Policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the Policy may be exchanged for a new Policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents also are registered representatives of selling brokers or of MMLISI. We sell the Policy in all states except New York, and in the District of Columbia.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the Policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the Policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors,


22 Other Policy Information

Limited Liability Company in the states of Maine, Ohio and West Virginia.

Compensation

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the Policy.

Agents who sell these Policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly Account Value in each Policy Year. The maximum commission percentages are as follow.

Premium-based Commissions
-------------------------------------------------------------------------------
Coverage Year 1            50% of premium paid up to the Target Premium
                           2% of premium paid over the Target Premium

Coverage Years 2-10        6.5% of premium paid up to the Target Premium
                           2% of premium paid over the Target Premium

Coverage Years 11+         2% of all premium paid
-------------------------------------------------------------------------------

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the Policies compensation based on premium payments for the Policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of Policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.


                                                    Other Policy Information  23

V. Other Information

MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion.

MassMutual's Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the Segment for our federal income taxes that may be a result of activity of the Segment. Periodically, we review the question of a charge to the Segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the Segment. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account, we may charge for the Policy's share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the Segment and the Divisions. Each year within the 30 days following the Policy Anniversary, we will mail you a report showing:

(i)   the Account Value at the beginning of the previous Policy Year,

(ii)  all premiums paid since that time,

(iii) all additions to and deductions from the Account Value during the year, and

(iv) the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the last Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any Policy. We reserve the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax advisor. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds, Premiums and Loans. We believe the Policy meets the IRC definition of life insurance. Therefore, the Death Benefit under the Policy generally is excludible from the gross income of the Beneficiary under the IRC.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. The IRC states that:

 .    if there is a reduction of future benefits during the first 15 years after a Policy is issued and

 .    if there is a cash distribution as a result of the reduction,


24  Other Information
you may be taxed on all or a part of the amount distributed.

If these conditions do not apply, a Withdrawal is taxable only to the extent it exceeds your unrecovered premiums unless the Policy is a modified endowment contract. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid and not previously recovered.

If you surrender the Policy for its full Cash Surrender Value, some of the Cash Surrender Value may be considered ordinary income for tax purposes. The distribution is ordinary income to the extent the Account Value exceeds the premiums (or any other amounts paid for the Policy) paid but not previously recovered. In making this calculation, the Account Value considered is not reduced by any outstanding Policy Debt but it is reduced by any Surrender Charges.

A change of the Owner or the Insured or an exchange or assignment of the Policy may result in immediate taxable income.

We believe that under current law any loan received under the Policy will be treated as Policy Debt of an Owner. The loan will not be considered income to you unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract, loans will be fully taxable to the extent of any income in the Policy and could be subject to an additional 10 percent tax. Interest on Policy loans used for personal purposes generally is not tax-deductible. However, you may deduct this interest if the loan proceeds are used for "trade or business" or "investment" purposes if you meet certain tax rules.

If the Owner is a business or corporation additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned Policy. The corporate alternative minimum tax may apply to any gain in the Policy. This tax also may apply to a portion of the amount by which Death Benefits received exceed the Policy's Cash Surrender Value on the date of death.

The impact of federal income taxes on values under this Policy and on the benefit to you or your Beneficiary depends on MassMutual's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability of the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a Policy is a modified endowment contract ("MEC"), loans, partial withdrawals, and other amounts distributed under the Policy are taxable to the extent of any accumulated income in the Policy. The collateral assignment of a MEC is also treated as a taxable distribution. In general, the amount subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A Policy is a MEC if it satisfies the definition of life insurance in the IRC but fails the additional "7-pay test." A Policy fails this test if:

 .    the accumulated amount paid under the contract at any time during the first seven contract years

                                    exceeds

 .    the total premiums that would have been payable for a Policy providing guaranteed benefits and requiring the payment of only seven level annual premiums.

A Policy may pass the 7-pay test and still be taxed as a MEC if it is received in exchange for a MEC.

If certain changes are made to a Policy we will re-test it to determine if it has become a MEC. For example, if you reduce the death benefit during the first seven contract years we will retest the Policy. If the test shows the Policy has become a MEC, this classification change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

We will retest whenever there is a "material change" to the Policy while it is in force. If there is a material change a new 7-pay test period


                                                           Other Information  25
begins at that time. The term "material change" includes any increases in death benefits.

Since the Policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

If any amount is taxable as a distribution of income under a MEC, it also will be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for individual Owners. The penalty tax will not apply to distributions:

(i)   made on or after the date the taxpayer attains age 59 1/2; or

(ii)  made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer. These payments must be made at least annually.

Once a Policy fails the 7-pay test, loans and distributions in the year of failure and in future years are subject to the rules for MECs. In addition, loans and distributions received in anticipation of failing the 7-pay test are defined as any loans and distributions made within two years prior to failing the 7-pay test and are subject to taxation.

Under certain circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The Policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a Policy with such plans are complex, you should not use the Policy in this way until you have consulted a competent tax adviser. You may not use the Policy as part of an Individual Retirement Account (IRA).

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the Policy to the extent you have invested in these Divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your Policy. The Policy's number of shares of the Funds is determined by dividing the Policy's Account Value held in each Division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .    Create new Divisions of the Separate Account;

 .    Create new Separate Accounts and new Segments;

 .    Combine any two or more Separate Accounts, Segments or Divisions;

 .    Make available additional or alternative Divisions of the Separate Account investing in additional investment companies;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund shares already purchased or they can apply only to future purchases.

 .    Operate the Separate Account as a management investment company under the
     1940 Act or in any other form permitted by law;

 .    De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

 .    Substitute one or more Funds for other funds with similar investment objectives;


26  Other Information

 .    Delete Funds or close Funds to future investments; and

 .    Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $75,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $75,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the Policy.

Year 2000

Like other businesses and governments around the world, MassMutual could be adversely affected if the computer systems used by the company and those with which it does business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which MassMutual conducts business, to determine their year 2000 readiness.

The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to MassMutual.

Experts

We have included the financial statements of MassMutual, and the Variable Life Select segment of Massachusetts Mutual Variable Life Separate Account I, in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Craig Waddington, FSA, MAAA, Vice President for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.


                                                           Other Information  27

Appendix A


Definition of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the Death Benefit at the Insured's death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the Policy. It is equal to the Account Value less any Surrender Charges that apply and less any Policy Debt.

Death Benefit: The amount paid following receipt of due proof of the Insured's death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any Policy Debt outstanding and any unpaid Monthly Charges to the date of death.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current Account Value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in Good Order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account ("GPA"): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy
Date.

Issue Date: The date on which the Policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The Death Benefit needed for the Policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy Account Value each month.

Net Premium: The premium payment we receive in Good Order, minus the Premium Expense Charge.

Owner: The person or entity that owns the Policy.

Policy: The flexible premium variable whole life insurance policy offered by MassMutual and described in this Prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.


28  Appendix A

Policy Debt: All outstanding Policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Separate Account: The Policies' designated segment of the "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest Net Premiums for this Policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the shares of each Division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the Policy in each Division of the Separate Account multiplied by your number of units in that Division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the Policy.


                                                                  Appendix A  29

Appendix B


Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Selected Face Amount is $1,000,000

 .    Account Value is $50,000

 .    Minimum Face Amount is $219,000

 .    No Policy Debt
--------------------------------------------------------------------------------
Based on these assumptions,

 .    the Death Benefit is $1,000,000.

If the Account Value increases to $80,000 and the Minimum Face Amount increases to $350,400,

 .    the Death Benefit remains at $1,000,000.

If the Account Value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

 .    the Death Benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------
 .    Selected Face Amount is $1,000,000

 .    Account Value is $50,000

 .    Minimum Face Amount is $219,000

 .    No Policy Debt

Based on these assumptions,

 .    the Death Benefit is $1,050,000 (Selected Face Amount plus Account Value).

If the Account Value increases to $80,000 and the Minimum Face Amount increases to $350,400,

 .    the Death Benefit will increase to $1,080,000.

If the Account Value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

 .    the Death Benefit will decrease to $1,030,000.

Examples of Death Benefit Option Changes

Example I - Change from Option 2 to Option 1
--------------------------------------------------------------------------------

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Selected Face Amount of $500,000 and an Account Value of $25,000, the Death Benefit under Option 2 is equal to the Selected Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the Death Benefit under Option 1 is equal to the Policy Selected Face Amount. Since the Death Benefit under the Policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the Death Benefit after the change will remain at $525,000.

Example II - Change from Option 1 to Option 2
--------------------------------------------------------------------------------

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the Account Value on the effective date of the change.

     For example, if the Policy has a Selected Face Amount of $700,000 and an Account Value of $25,000, under Option 1 the Death Benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the Death Benefit under Option 2 is equal to the Selected Face Amount plus the Account Value. Since the Death Benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the Death Benefit under Option 2 after the change will remain $700,000.


30  Appendix B

Appendix C


Rates of Return

From time to time, we may report different types of historical performance for the Divisions of the Separate Account available under the Policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any Policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of Account Values and Cash Surrender Values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The Cash Surrender Value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other Policy charges are deducted. The Account Value figures will assume all charges except the Surrender Charge are deducted.

We also may distribute sales literature comparing the Divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each Division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one-year total returns for each year shown. These rates do not reflect:

 .    the Mortality and Expense Risk Charges assessed against the Separate
     Account

 .    deductions from premiums or Monthly Charges assessed against the Account
     Value of the Policies

 .    the Policy's Surrender Charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.


                                                                  Appendix C  31

                                    TABLE 1

                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1998

-----------------------------------------------------------------------------------------
                                      Since
Fund                                Inception   15 Years   10 Years   5 Years     1 Year
-----------------------------------------------------------------------------------------
MML Equity                            14.84%     15.76%     16.39%     19.66%     16.20%
MML Managed Bond                      10.24%     10.16%      9.19%      7.07%      8.14%
MML Blend                             13.67%        --      13.70%     14.60%     13.56%
MML Money Market                       6.66%      6.16%      5.41%      4.95%      5.16%
Oppenheimer Capital Appreciation+     16.03%        --      16.85%     22.10%     24.00%
Oppenheimer Aggressive Growth++       15.07%        --      16.12%     13.06%     12.36%
Oppenheimer Global Securities         12.49%        --         --       9.67%     14.11%
Oppenheimer Strategic Bond             6.79%        --         --       6.83%      2.90%
-----------------------------------------------------------------------------------------

The figures show in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*since inception.


Dates of inception:
------------------
MML Equity Fund - 9/15/71            Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81     Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81     Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84              Oppenheimer Strategic Bond Fund/VA - 5/3/93


32  Appendix C

                                    TABLE 2

                            ONE YEAR TOTAL RETURNS

----------------------------------------------------------------------------------------------------------------------
                          MML                       MML       Oppenheimer    Oppenheimer  Oppenheimer   Oppenheimer
Year        MML         Managed        MML         Money       Capital       Aggressive     Global       Strategic
Ended     Equity         Bond         Blend        Market   Appreciation+      Growth++    Securities      Bond
----------------------------------------------------------------------------------------------------------------------
1998      16.20%         8.14%        13.56%        5.16%       24.00%        12.36%        14.11%         2.90%
1997      28.59%         9.91%        20.89%        5.18%       26.69%        11.67%        22.42%         8.71%
1996      20.25%         3.25%        13.95%        5.01%       25.20%        20.23%        17.80%        12.07%
1995      31.13%        19.14%        23.28%        5.58%       36.66%        32.52%         2.24%        15.33%
1994       4.10%        (3.76%)        2.48%        3.84%        0.97%        (7.59%)       (5.72%)       (3.78%)
1993       9.52%        11.81%         9.70%        2.75%        7.25%        27.32%        70.32%         4.25%*
1992      10.48%         7.31%         9.36%        3.48%       14.53%        15.42%        (7.11%)          --
1991      25.56%        16.66%        24.00%        6.01%       25.54%        54.72%         3.39%           --
1990      (0.51%)        8.38%         2.37%        8.12%       (8.21%)      (16.82%)        0.40%*          --
1989      23.04%        12.83%        19.96%        9.16%       23.59%        27.57%           --            --
1988      16.68%         7.13%        13.40%        7.39%       22.09%        13.41%           --            --
1987       2.10%         2.60%         3.12%        6.49%        3.31%        14.34%           --            --
1986      20.15%        14.46%        18.30%        6.60%       17.76%        (1.65%)*         --            --
1985      30.54%        19.94%        24.88%        8.03%        9.50%*          --            --            --
1984       5.40%        11.69%         8.24%*      10.39%          --            --            --            --
1983      22.85%         7.26%           --         8.97%          --            --            --            --
1982      25.67%        22.79%*          --        11.12%*         --            --            --            --
1981       6.67%           --            --           --           --            --            --            --
1980      27.62%           --            --           --           --            --            --            --
1979      19.54%           --            --           --           --            --            --            --
1978       3.71%           --            --           --           --            --            --            --
1977      (0.52%)          --            --           --           --            --            --            --
1976      24.77%           --            --           --           --            --            --            --
1975      32.85%           --            --           --           --            --            --            --
1974     (17.61%)*         --            --           --           --            --            --            --
----------------------------------------------------------------------------------------------------------------------

The figures shown in this Table do not reflect any charges at the Separate Account or Policy level.

+The Oppenheimer Growth Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

++The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*Since inception.
**Performance for the MML Equity Fund prior to 1974 is not available.


Dates of inception:
-------------------
MML Equity Fund - 9/15/71           Oppenheimer Capital Appreciation Fund/VA - 4/3/85
MML Managed Bond Fund - 12/16/81    Oppenheimer Aggressive Growth Fund/VA - 8/15/86
MML Money Market Fund - 12/16/81    Oppenheimer Global Securities Fund/VA - 11/12/90
MML Blend Fund - 2/3/84             Oppenheimer Strategic Bond Fund/VA - 5/3/93


                                                                  Appendix C  33

Appendix D


Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Preferred Nonsmoker Male age 35. Preferred Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of Death Benefits and Cash Surrender Values for the Policy with those of other variable life policies.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amounts shown if:

 .    the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .    any Policy loan were made during the period of time illustrated

 .    the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The Death Benefits and Cash Surrender Values shown in Tables 1, 2, 3 and 4 reflect the following current charges:

 .    Administrative Charges of $6 per month per Policy in all Policy Years.

 .    Mortality Charges based on the current rates we are charging for Preferred
     Nonsmoker, fully underwritten risks.

 .    Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    Fund level expenses of 0.59% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values shown in Tables 5, 6, 7 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .    Administrative Charges equal to $9 per month per Policy in all years.

 .    Mortality Charges based on the Commissioners 1980 Standard Ordinary
     Nonsmoker Mortality Table.

 .    Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash Surrender Values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Loan Surrender Charge (during the first 15 Policy Years).

Taking the current Mortality and Expense Risk Charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.13%), 4.80%, and 10.73%, respectively, on a net basis.


34  Appendix D

TABLE 1
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker            $1,200 Annual Premium
Death Benefit Option 1                            $100,000 Selected Face Amount
Current Schedule of Charges

                                Death Benefit Assuming Hypothetical      Cash Surrender Value Assuming Hypothetical
                                 Gross Annual Investment Return of:          Gross Annual Investment Return of:
                           -----------------------------------------------------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year          0%              6%             12%          0%             6%             12%
--------------------------------------------------------------------------------------------------------------------
  1          $1,260         $100,000       $100,000        $100,000        $149           $210            $272
  2          $2,583         $100,000       $100,000        $100,000        $998         $1,177          $1,364
  3          $3,972         $100,000       $100,000        $100,000      $1,853         $2,210          $2,596
  4          $5,431         $100,000       $100,000        $100,000      $2,712         $3,307          $3,977
  5          $6,962         $100,000       $100,000        $100,000      $3,552         $4,447          $5,497
  6          $8,570         $100,000       $100,000        $100,000      $4,464         $5,725          $7,263
  7         $10,259         $100,000       $100,000        $100,000      $5,363         $7,056          $9,207
  8         $12,032         $100,000       $100,000        $100,000      $6,240         $8,434         $11,339
  9         $13,893         $100,000       $100,000        $100,000      $7,094         $9,861         $13,678
  10        $15,848         $100,000       $100,000        $100,000      $7,926        $11,339         $16,248
  15        $27,189         $100,000       $100,000        $100,000     $11,570        $19,426         $33,418
  20        $41,663         $100,000       $100,000        $144,301     $14,364        $28,995         $61,144
  25        $60,136         $100,000       $100,000        $216,376     $16,670        $41,095        $106,066
  30        $83,713         $100,000       $100,000        $316,718     $17,392        $55,759        $176,937
  35       $113,804         $100,000       $115,853        $454,290     $15,632        $73,325        $287,525
  40       $152,208         $100,000       $133,825        $655,235      $9,685        $93,584        $458,206
  45       $201,222         $100,000       $152,710        $941,647          $0       $116,573        $718,815
  50       $263,778         $100,000       $174,816      $1,366,847          $0       $142,127      $1,111,258
------------------------------------------------------------------------------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
---------------------------------------------------------------
    End of
  Policy Year         0%             6%              12%
---------------------------------------------------------------
       1              $915            $976          $1,038
       2            $1,812          $1,991          $2,178
       3            $2,690          $3,047          $3,433
       4            $3,549          $4,144          $4,814
       5            $4,389          $5,284          $6,334
       6            $5,209          $6,470          $8,009
       7            $6,008          $7,701          $9,853
       8            $6,785          $8,979         $11,884
       9            $7,540         $10,306         $14,123
      10            $8,271         $11,684         $16,594
      15           $11,579         $19,435         $33,426
---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  35

TABLE 2
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker             $1,200 Annual Premium
Death Benefit Option 2                             $100,000 Selected Face Amount
Current Schedule of Charges

                               Death Benefit Assuming Hypothetical       Cash Surrender Value Assuming Hypothetical
                                Gross Annual Investment Return of:           Gross Annual Investment Return of:
                          --------------------------------------------  ---------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year           0%              6%             12%           0%             6%             12%
------------------------  --------------------------------------------  ---------------------------------------------
    1          $1,260        $100,914       $100,975        $101,036         $148           $209            $270
    2          $2,583        $101,807       $101,986        $102,172         $993         $1,172          $1,358
    3          $3,972        $102,680       $103,035        $103,420       $1,843         $2,198          $2,583
    4          $5,431        $103,533       $104,124        $104,791       $2,696         $3,287          $3,954
    5          $6,962        $104,363       $105,253        $106,295       $3,527         $4,416          $5,458
    6          $8,570        $105,173       $106,423        $107,949       $4,428         $5,678          $7,204
    7         $10,259        $105,959       $107,634        $109,764       $5,313         $6,989          $9,119
    8         $12,032        $106,719       $108,887        $111,757       $6,174         $8,342         $11,212
    9         $13,893        $107,455       $110,183        $113,946       $7,009         $9,738         $13,501
    10        $15,848        $108,164       $111,523        $116,351       $7,818        $11,177         $16,006
    15        $27,189        $111,304       $118,929        $132,492      $11,296        $18,921         $32,484
    20        $41,663        $113,821       $127,766        $158,751      $13,821        $27,766         $58,751
    25        $60,136        $115,698       $138,391        $207,801      $15,698        $38,391        $101,863
    30        $83,713        $115,646       $149,731        $304,738      $15,646        $49,731        $170,245
    35       $113,804        $112,670       $160,706        $437,638      $12,670        $60,706        $276,986
    40       $152,208        $105,234       $169,269        $631,803       $5,234        $69,269        $441,820
    45       $201,222        $100,000       $171,789        $908,767           $0        $71,789        $693,715
    50       $263,778        $100,000       $161,944      $1,320,463           $0        $61,944      $1,073,547
------------------------  --------------------------------------------  ---------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
---------------------------------------------------------------
    End of
  Policy Year         0%             6%              12%
---------------------------------------------------------------
       1              $914            $975          $1,036
       2            $1,807          $1,986          $2,172
       3            $2,680          $3,035          $3,420
       4            $3,533          $4,124          $4,791
       5            $4,363          $5,253          $6,295
       6            $5,173          $6,423          $7,949
       7            $5,959          $7,634          $9,764
       8            $6,719          $8,887         $11,757
       9            $7,455         $10,183         $13,946
       10           $8,164         $11,523         $16,351
       15          $11,304         $18,929         $32,492
---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


36  Appendix D

TABLE 3
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker           $1,200 Annual Premium
Death Benefit Option 1                             $100,000 Selected Face Amount
Current Schedule of Charges


                               Death Benefit Assuming Hypothetical       Cash Surrender Value Assuming Hypothetical
                                Gross Annual Investment Return of:           Gross Annual Investment Return of:
                          -----------------------------------------------------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year           0%              6%             12%            0%             6%             12%
-------------------------------------------------------------------------------------------------------------------
  1          $1,260        $100,000       $100,000        $100,000          $196           $258            $320
  2          $2,583        $100,000       $100,000        $100,000        $1,058         $1,240          $1,429
  3          $3,972        $100,000       $100,000        $100,000        $1,944         $2,304          $2,695
  4          $5,431        $100,000       $100,000        $100,000        $2,814         $3,416          $4,093
  5          $6,962        $100,000       $100,000        $100,000        $3,663         $4,568          $5,630
  6          $8,570        $100,000       $100,000        $100,000        $4,582         $5,857          $7,414
  7         $10,259        $100,000       $100,000        $100,000        $5,492         $7,205          $9,381
  8         $12,032        $100,000       $100,000        $100,000        $6,385         $8,605         $11,543
  9         $13,893        $100,000       $100,000        $100,000        $7,260        $10,059         $13,921
  10        $15,848        $100,000       $100,000        $100,000        $8,117        $11,571         $16,538
  15        $27,189        $100,000       $100,000        $106,102       $11,980        $19,950         $34,109
  20        $41,663        $100,000       $100,000        $167,065       $15,301        $30,214         $62,571
  25        $60,136        $100,000       $100,000        $250,861       $18,416        $43,408        $109,070
  30        $83,713        $100,000       $118,600        $365,491       $20,662        $59,598        $183,664
  35       $113,804        $100,000       $137,719        $527,064       $21,767        $79,149        $302,911
  40       $152,208        $100,000       $156,856        $753,052       $21,012       $102,520        $492,191
  45       $201,222        $100,000       $178,906      $1,086,444       $16,285       $129,642        $787,278
  50       $263,778        $100,000       $202,019      $1,561,914        $2,855       $160,333      $1,239,614
-------------------------------------------------------------------------------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
---------------------------------------------------------------
    End of
  Policy Year         0%             6%              12%
---------------------------------------------------------------
       1              $930            $992          $1,053
       2            $1,840          $2,021          $2,210
       3            $2,730          $3,091          $3,482
       4            $3,601          $4,202          $4,880
       5            $4,449          $5,355          $6,417
       6            $5,277          $6,552          $8,109
       7            $6,087          $7,800          $9,976
       8            $6,880          $9,100         $12,038
       9            $7,655         $10,454         $14,316
      10            $8,412         $11,866         $16,833
      15           $11,987         $19,957         $34,116
---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  37

TABLE 4
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker           $1,200 Annual Premium
Death Benefit Option 2                             $100,000 Selected Face Amount
Current Schedule of Charges

                              Death Benefit Assuming Hypothetical       Cash Surrender Value Assuming Hypothetical
                               Gross Annual Investment Return of:           Gross Annual Investment Return of:
                          ----------------------------------------------------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year       Per Year          0%              6%             12%            0%             6%             12%
------------------------------------------------------------------------------------------------------------------
  1          $1,260       $100,928       $100,990        $101,052          $195           $257            $318
  2          $2,583       $101,836       $102,016        $102,205        $1,054         $1,235          $1,423
  3          $3,972       $102,721       $103,081        $103,470        $1,935         $2,294          $2,683
  4          $5,431       $103,585       $104,184        $104,858        $2,799         $3,397          $4,071
  5          $6,962       $104,426       $105,325        $106,381        $3,639         $4,539          $5,594
  6          $8,570       $105,242       $106,508        $108,052        $4,547         $5,813          $7,357
  7         $10,259       $106,040       $107,736        $109,891        $5,445         $7,141          $9,297
  8         $12,032       $106,818       $109,013        $111,917        $6,323         $8,518         $11,422
  9         $13,893       $107,575       $110,338        $114,148        $7,180         $9,943         $13,753
  10        $15,848       $108,311       $111,715        $116,605        $8,016        $11,420         $16,310
  15        $27,189       $111,748       $119,517        $133,305       $11,741        $19,510         $33,298
  20        $41,663       $114,869       $129,233        $162,701       $14,869        $29,233         $60,937
  25        $60,136       $117,688       $141,392        $244,767       $17,688        $41,392        $106,420
  30        $83,713       $119,416       $155,686        $357,005       $19,416        $55,686        $179,399
  35       $113,804       $119,687       $172,193        $515,186       $19,687        $72,193        $296,084
  40       $152,208       $117,617       $190,404        $736,460       $17,617        $90,404        $481,346
  45       $201,222       $110,885       $207,984      $1,063,036       $10,885       $107,984        $770,316
  50       $263,778       $100,000       $220,001      $1,529,242            $0       $120,001      $1,213,684
------------------------------------------------------------------------------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
---------------------------------------------------------------
    End of
  Policy Year         0%             6%              12%
---------------------------------------------------------------
       1              $928            $990          $1,052
       2            $1,836          $2,016          $2,205
       3            $2,721          $3,081          $3,470
       4            $3,585          $4,184          $4,858
       5            $4,426          $5,325          $6,381
       6            $5,242          $6,508          $8,052
       7            $6,040          $7,736          $9,891
       8            $6,818          $9,013         $11,917
       9            $7,575         $10,338         $14,148
      10            $8,311         $11,715         $16,605
      15           $11,748         $19,517         $33,305
---------------------------------------------------------------

-------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


38  Appendix D

TABLE 5
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker             $1,200 Annual Premium
Death Benefit Option 1                             $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges

                              Death Benefit Assuming Hypothetical       Cash Surrender Value Assuming Hypothetical
                               Gross Annual Investment Return of:           Gross Annual Investment Return of:
                          ----------------------------------------------------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year         0%             6%             12%            0%             6%             12%
------------------------------------------------------------------------------------------------------------------
  1          $1,260       $100,000       $100,000        $100,000           $96           $156            $215
  2          $2,583       $100,000       $100,000        $100,000          $891         $1,064          $1,243
  3          $3,972       $100,000       $100,000        $100,000        $1,690         $2,030          $2,399
  4          $5,431       $100,000       $100,000        $100,000        $2,489         $3,053          $3,690
  5          $6,962       $100,000       $100,000        $100,000        $3,265         $4,111          $5,103
  6          $8,570       $100,000       $100,000        $100,000        $4,109         $5,294          $6,743
  7         $10,259       $100,000       $100,000        $100,000        $4,935         $6,521          $8,538
  8         $12,032       $100,000       $100,000        $100,000        $5,735         $7,783         $10,496
  9         $13,893       $100,000       $100,000        $100,000        $6,507         $9,080         $12,632
  10        $15,848       $100,000       $100,000        $100,000        $7,252        $10,415         $14,967
  15        $27,189       $100,000       $100,000        $100,000       $10,335        $17,480         $30,230
  20        $41,663       $100,000       $100,000        $127,682       $12,072        $25,130         $54,102
  25        $60,136       $100,000       $100,000        $184,885       $12,164        $33,468         $90,630
  30        $83,713       $100,000       $100,000        $259,978        $9,577        $42,204        $145,239
  35       $113,804       $100,000       $100,000        $355,136        $1,994        $50,704        $224,770
  40       $152,208       $100,000       $100,000        $482,412            $0        $58,029        $337,351
  45       $201,222       $100,000       $100,000        $642,980            $0        $61,981        $490,825
  50       $263,778       $100,000       $100,000        $854,089            $0        $57,122        $694,381
------------------------------------------------------------------------------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
---------------------------------------------------------------
    End of
  Policy Year         0%             6%              12%
---------------------------------------------------------------
       1              $862            $922            $981
       2            $1,705          $1,878          $2,057
       3            $2,527          $2,867          $3,236
       4            $3,326          $3,890          $4,527
       5            $4,102          $4,948          $5,940
       6            $4,854          $6,040          $7,488
       7            $5,580          $7,166          $9,183
       8            $6,280          $8,328         $11,041
       9            $6,952          $9,525         $13,077
      10            $7,598         $10,760         $15,312
      15           $10,344         $17,489         $30,239
---------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  39

TABLE 6
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker             $1,200 Annual Premium
Death Benefit Option 2                             $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges

                              Death Benefit Assuming Hypothetical      Cash Surrender Value Assuming Hypothetical
                               Gross Annual Investment Return of:          Gross Annual Investment Return of:
                          ---------------------------------------------------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year          0%              6%             12%           0%             6%             12%
-----------------------------------------------------------------------------------------------------------------
  1          $1,260       $100,860       $100,920        $100,979          $94           $154            $213
  2          $2,583       $101,700       $101,872        $102,051         $886         $1,058          $1,237
  3          $3,972       $102,517       $102,856        $103,223       $1,680         $2,019          $2,386
  4          $5,431       $103,310       $103,870        $104,503       $2,473         $3,033          $3,666
  5          $6,962       $104,077       $104,916        $105,901       $3,240         $4,079          $5,064
  6          $8,570       $104,817       $105,992        $107,427       $4,072         $5,247          $6,682
  7         $10,259       $105,530       $107,098        $109,093       $4,884         $6,453          $8,447
  8         $12,032       $106,213       $108,234        $110,912       $5,668         $7,689         $10,366
  9         $13,893       $106,866       $109,400        $112,897       $6,421         $8,954         $12,451
  10        $15,848       $107,488       $110,595        $115,065       $7,143        $10,250         $14,720
  15        $27,189       $110,059       $116,965        $129,272      $10,051        $16,957         $29,264
  20        $41,663       $111,465       $123,756        $151,233      $11,465        $23,756         $51,233
  25        $60,136       $111,002       $130,166        $184,845      $11,002        $30,166         $84,845
  30        $83,713       $107,611       $134,737        $243,272       $7,611        $34,737        $135,906
  35       $113,804       $100,000       $134,515        $333,105           $0        $34,515        $210,826
  40       $152,208       $100,000       $124,341        $453,320           $0        $24,341        $317,007
  45       $201,222       $100,000       $100,000        $605,277           $0             $0        $462,043
  50       $263,778       $100,000       $100,000        $805,672           $0             $0        $655,018
-----------------------------------------------------------------------------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------
   End of
 Policy Year         0%             6%              12%
--------------------------------------------------------------
      1              $860            $920            $979
      2            $1,700          $1,872          $2,051
      3            $2,517          $2,856          $3,223
      4            $3,310          $3,870          $4,503
      5            $4,077          $4,916          $5,901
      6            $4,817          $5,992          $7,427
      7            $5,530          $7,098          $9,093
      8            $6,213          $8,234         $10,912
      9            $6,866          $9,400         $12,897
     10            $7,488         $10,595         $15,065
     15           $10,059         $16,965         $29,272
--------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

40  Appendix D

TABLE 7
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker           $1,200 Annual Premium
Death Benefit Option 1                             $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges

                               Death Benefit Assuming Hypothetical       Cash Surrender Value Assuming Hypothetical
                                Gross Annual Investment Return of:           Gross Annual Investment Return of:
                          ------------------------------------------   --------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year          0%              6%             12%            0%             6%             12%
------------------------  ------------------------------------------   --------------------------------------------
  1          $1,260        $100,000       $100,000        $100,000          $150           $210            $271
  2          $2,583        $100,000       $100,000        $100,000          $966         $1,141          $1,323
  3          $3,972        $100,000       $100,000        $100,000        $1,802         $2,148          $2,523
  4          $5,431        $100,000       $100,000        $100,000        $2,621         $3,195          $3,842
  5          $6,962        $100,000       $100,000        $100,000        $3,415         $4,277          $5,287
  6          $8,570        $100,000       $100,000        $100,000        $4,278         $5,486          $6,962
  7         $10,259        $100,000       $100,000        $100,000        $5,122         $6,739          $8,795
  8         $12,032        $100,000       $100,000        $100,000        $5,939         $8,028         $10,795
  9         $13,893        $100,000       $100,000        $100,000        $6,732         $9,357         $12,980
  10        $15,848        $100,000       $100,000        $100,000        $7,500        $10,727         $15,371
  15        $27,189        $100,000       $100,000        $100,000       $10,732        $18,039         $31,052
  20        $41,663        $100,000       $100,000        $148,192       $12,895        $26,288         $55,503
  25        $60,136        $100,000       $100,000        $214,424       $14,042        $35,950         $93,228
  30        $83,713        $100,000       $100,000        $300,692       $13,823        $47,368        $151,101
  35       $113,804        $100,000       $105,365        $413,667       $10,885        $60,555        $237,740
  40       $152,208        $100,000       $114,875        $559,246        $3,132        $75,082        $365,520
  45       $201,222        $100,000       $123,670        $752,210            $0        $89,616        $545,079
  50       $263,778        $100,000       $130,250        $995,428            $0       $103,373        $790,022
------------------------  ------------------------------------------   --------------------------------------------

                   Account Value Assuming Hypothetical
                   Gross Annual Investment Return of:
--------------------------------------------------------------
   End of
 Policy Year         0%             6%              12%
--------------------------------------------------------------
      1              $884            $944          $1,004
      2            $1,747          $1,922          $2,104
      3            $2,588          $2,934          $3,309
      4            $3,407          $3,981          $4,629
      5            $4,202          $5,063          $6,074
      6            $4,973          $6,181          $7,657
      7            $5,716          $7,334          $9,390
      8            $6,434          $8,523         $11,290
      9            $7,127          $9,752         $13,375
      10           $7,795         $11,022         $15,666
      15          $10,739         $18,046         $31,059
--------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  41

TABLE 8
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker           $1,200 Annual Premium
Death Benefit Option 2                             $100,000 Selected Face Amount
Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges

                              Death Benefit Assuming Hypothetical       Cash Surrender Value Assuming Hypothetical
                               Gross Annual Investment Return of:           Gross Annual Investment Return of:
                          ----------------------------------------------------------------------------------------
             Premiums
End of    Accumulated at
Policy      5% Interest
 Year        Per Year          0%              6%             12%            0%             6%             12%
------------------------------------------------------------------------------------------------------------------
  1          $1,260       $100,882       $100,942        $101,002          $149           $209            $269
  2          $2,583       $101,743       $101,917        $102,099          $961         $1,136          $1,318
  3          $3,972       $102,579       $102,924        $103,298        $1,793         $2,137          $2,511
  4          $5,431       $103,392       $103,963        $104,608        $2,605         $3,177          $3,821
  5          $6,962       $104,179       $105,034        $106,038        $3,392         $4,248          $5,252
  6          $8,570       $104,939       $106,138        $107,601        $4,244         $5,443          $6,906
  7         $10,259       $105,670       $107,271        $109,307        $5,075         $6,676          $8,712
  8         $12,032       $106,372       $108,437        $111,170        $5,877         $7,942         $10,675
  9         $13,893       $107,047       $109,636        $113,207        $6,652         $9,241         $12,812
  10        $15,848       $107,693       $110,870        $115,436        $7,398        $10,575         $15,141
  15        $27,189       $110,480       $117,569        $130,179       $10,472        $17,562         $30,172
  20        $41,663       $112,356       $125,077        $153,367       $12,356        $25,077         $53,367
  25        $60,136       $113,059       $133,205        $206,457       $13,059        $33,205         $89,764
  30        $83,713       $112,185       $141,562        $290,058       $12,185        $41,562        $145,758
  35       $113,804       $108,313       $148,431        $399,537        $8,313        $48,431        $229,619
  40       $152,208       $100,000       $151,264        $540,674            $0        $51,264        $353,382
  45       $201,222       $100,000       $142,737        $727,969            $0        $42,737        $527,514
  50       $263,778       $100,000       $111,101        $964,645            $0        $11,101        $765,592
------------------------------------------------------------------------------------------------------------------

                       Account Value Assuming Hypothetical
                       Gross Annual Investment Return of:
--------------------------------------------------------------
   End of
 Policy Year         0%             6%              12%
--------------------------------------------------------------
      1              $882            $942          $1,002
      2            $1,743          $1,917          $2,099
      3            $2,579          $2,924          $3,298
      4            $3,392          $3,963          $4,608
      5            $4,179          $5,034          $6,038
      6            $4,939          $6,138          $7,601
      7            $5,670          $7,271          $9,307
      8            $6,372          $8,437         $11,170
      9            $7,047          $9,636         $13,207
     10            $7,693         $10,870         $15,436
     15           $10,480         $17,569         $30,179
--------------------------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


42  Appendix D

Appendix E


Directors of Massachusetts Mutual Life Insurance Company


Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------
Roger G. Ackerman, Director                    Corning, Inc.
One Riverfront Plaza, HQE 2                       Chairman and Chief Executive Officer (since 1996)
Corning, NY  14831                                President and Chief Operating Officer (1990-1996)

James R. Birle, Director                       Resolute Partners, LLC
2 Soundview Drive                                 Chairman (since 1997), Founder (1994)
Greenwich, CT  06836                              President (1994-1997)
                                               Blackstone Group
                                                  General Partner (1988-1994)

Gene Chao, Director                            Computer Projections, Inc.
733 SW Vista Avenue                               Chairman, President and CEO (since 1991)
Portland, OR  97205

Patricia Diaz Dennis, Director                 SBC Communications Inc.
175 East Houston, Room 5-A-70                     Senior Vice President - Regulatory and Public Affairs (since 1998)
San Antonio, TX  78205                            Senior Vice President and Assistant General Counsel (1995-1998)
                                               Sullivan & Cromwell
                                                  Special Counsel (1993-1995)
                                               U.S. Department of State
                                                  Asst. Secy. of State for Human Rights and Human. Affrs. (1992-1993)

Anthony Downs, Director                        The Brookings Institution
1775 Massachusetts Ave., N.W.                     Senior Fellow (since 1977)
Washington, DC  20036-2188

James L. Dunlap, Director                      Ocean Energy, Inc.
1201 Louisiana, Suite 1400                        Vice Chairman (since 1998)
Houston, TX  77002-5603                        United Meridian Corporation
                                                  President and Chief Operating Officer (1996-1998)
                                               Texaco, Inc.
                                                  Senior Vice President (1987-1996)

William B. Ellis, Director                     Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane                             Senior Fellow (since 1995)
Glastonbury, CT  06033                         Northeast Utilities
                                                  Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director                      Resolute Partners LLC
1 State Street, Suite 2310                        Partner (since 1997)
Hartford, CT  06103                            State Board of Trustees for the Hartford School System
                                                  Chairman (since 1997)
                                               Heublein, Inc.
                                                  President and Chief Executive Officer (1987-1996)


                                                                  Appendix E  43


Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------
Charles K. Gifford, Director                   BankBoston, N.A.
100 Federal Street                                Chairman and Chief Executive Officer (since 1996)
Boston, MA  02110                                 President (1989-1996)
                                               BankBoston Corporation
                                                  Chairman (since 1998) and Chief Executive Officer (since 1995)
                                                  President (1989-1996)

William N. Griggs, Director                    Griggs & Santow, Inc.
75 Wall Street, 20th Floor                        Managing Director (since 1983)
New York, NY  10005

George B. Harvey, Director                     Pitney Bowes
One Landmark Square, Suite 1905                   Chairman, President and CEO (1983-1996)
Stamford, CT  06901

Barbara B. Hauptfuhrer, Director               Director of various corporations (since 1972)
1700 Old Welsh Road
Huntingdon Valley, PA  19006

Sheldon B. Lubar, Director                     Lubar & Co. Incorporated
700 North Water Street, Suite 1200                Chairman (since 1977)
Milwaukee, WI  53202

William B. Marx, Jr., Director                 Lucent Technologies
5 Peacock Lane                                    Senior Executive Vice President (1996-1996)
Village of Golf, FL  33436-5299                AT&T Multimedia Products Group
                                                  Executive Vice President and CEO (1994-1996)
                                               AT&T Network Systems Group
                                                  Executive Vice President and CEO (1993-1994)
                                                  Group Executive and President (1989-1993)

John F. Maypole, Director                      Peach State Real Estate Holding Company
55 Sandy Hook Road - North                        Managing Partner (since 1984)
Sarasota, FL  34242

Robert J. O'Connell, Director, President       MassMutual
and Chief Executive Officer                       President and Chief Executive Officer (since 1999)
1295 State Street                              American International Group, Inc.
Springfield, MA  01111                            Senior Vice President (1991-1998)
                                               AIG Life Companies
                                                  President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director and Chairman of    MassMutual
the Board                                         Chairman of the Board (since 1996)
1295 State Street                                 President (1988-1996) and Chief Executive Officer (1988-1999)
Springfield, MA  01111


44  Appendix E


Name, Position, Business Address               Principal Occupation(s) During Past Five Years
--------------------------------               ----------------------------------------------
Alfred M. Zeien, Director                      The Gillette Company
Prudential Tower                                  Chairman and Chief Executive Officer (since 1991)
Boston, MA  02199


Executive Vice Presidents:
-------------------------

Lawrence V. Burkett, Jr.                       MassMutual
1295 State Street                                 Executive Vice President and General Counsel (since 1993)
Springfield, MA  01111                            Senior Vice President and Deputy General Counsel (1992-1993)

Peter J. Daboul                                MassMutual
1295 State Street                                 Executive Vice President and Chief Information Officer (since 1997)
Springfield, MA  01111                            Senior Vice President (1990-1997)

John B. Davies                                 MassMutual
1295 State Street                                 Executive Vice President (since 1994)
Springfield, MA  01111                            Associate Executive Vice President (1994-1994)
                                                  General Agent (1982-1993)

Daniel J. Fitzgerald                           MassMutual
1295 State Street                                 Executive Vice President (since 1994)
Springfield, MA  01111                            Corporate Financial Operations (1994-1997)
                                                  Senior Vice President (1991-1994)

James E. Miller                                MassMutual
1295 State Street                                 Executive Vice President (since 1997 and 1987-1996)
Springfield, MA  01111                         UniCare Life & Health
                                                  Senior Vice President (1996-1997)

John V. Murphy                                 MassMutual
1295 State Street                                 Executive Vice President (since 1997)
Springfield, MA  01111                         David L. Babson & Co., Inc.
                                                  Executive Vice President and Chief Operating Officer (1995-1997)
                                               Concert Capital Management, Inc.
                                                  Chief Operating Officer (1993-1995)
                                               Liberty Financial Companies
                                                  Senior Vice President and Chief Financial Officer (1977-1993)

Joseph M. Zubretsky                            MassMutual
1295 State Street                                 Executive Vice President and Chief Financial Officer (since 1997)
Springfield, MA  01111                         HealthSource
                                                  Chief Financial Officer (1996-1996)
                                               Coopers & Lybrand
                                                  Partner (1990-1996)


                                                                  Appendix E  45

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of the Variable Life Select segment of Massachusetts Mutual Variable Life Separate Account I (hereafter referred to as "the Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the investment companies, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

                                                    MML            MML
                                    MML            Money         Managed          MML
                                   Equity          Market          Bond          Blend
                                  Division        Division       Division      Division
                               --------------- --------------- ------------- --------------
ASSETS
Investments
  Number of shares (Note 2)           406,900       3,157,021        35,042        144,709
                               =============== =============== ============= ==============
  Identified cost (Note 3B)     $  14,259,898   $   3,157,021   $   439,941   $  3,614,084
                               =============== =============== ============= ==============
  Value (Note 3A)               $  15,949,563   $   3,157,021   $   441,403   $  3,629,769
Dividends receivable                  807,752          12,707         7,994        227,383
                               --------------- --------------- ------------- --------------
        Total assets               16,757,315       3,169,728       449,397      3,857,152

LIABILITIES
Payable to Massachusetts
  Mutual Life Insurance
  Company                              57,538          19,836           532          7,731
                               --------------- --------------- ------------- --------------

NET ASSETS:                     $  16,699,777   $   3,149,892   $   448,865   $  3,849,421
                               =============== =============== ============= ==============

Net Assets:
For variable life insurance
  policies                      $  16,689,956   $   3,144,054   $   442,384   $  3,841,071
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                     9,821           5,838         6,481          8,350
                               --------------- --------------- ------------- --------------

       Net assets               $  16,699,777   $   3,149,892   $   448,865   $  3,849,421
                               =============== =============== ============= ==============

Accumulation units (Note 8)
  Policyowners                      8,496,664       2,692,820       341,293      2,300,168
  Massachusetts Mutual Life
     Insurance Company                  5,000           5,000         5,000          5,000
                               --------------- --------------- ------------- --------------
     Total units                    8,501,664       2,697,820       346,293      2,305,168
                               =============== =============== ============= ==============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998             $        1.96   $        1.17   $      1.30   $       1.67
  December 31, 1997                      1.70            1.12          1.21           1.48
  December 31, 1996                      1.33            1.07          1.10           1.23
  December 31, 1995                      1.11            1.02          1.07           1.08


                                *Oppenheimer                  Oppenheimer  Oppenheimer
                                  Capital      Oppenheimer      Global      Strategic
                                Appreciation     Growth       Securities       Bond
                                  Division      Division       Division      Division
                                ------------- -------------- ------------- -------------
ASSETS
Investments
  Number of shares (Note 2)           99,995         97,851       111,189        99,318
                                ============= ============== ============= =============
  Identified cost (Note 3B)      $ 4,059,728   $  3,140,744   $ 2,296,000   $   509,073
                                ============= ============== ============= =============
  Value (Note 3A)                $ 4,482,786   $  3,588,209   $ 2,453,944   $   508,506
Dividends receivable                       -              -             -             -
                                ------------- -------------- ------------- -------------
        Total assets               4,482,786      3,588,209     2,453,944       508,506

LIABILITIES
Payable to Massachusetts
  Mutual Life Insurance
  Company                              5,314          6,320         4,120         1,059
                                ------------- -------------- ------------- -------------

NET ASSETS:                      $ 4,477,472   $  3,581,889   $ 2,449,824   $   507,447
                                ============= ============== ============= =============

Net Assets:
For variable life insurance
  policies                       $ 4,468,983   $  3,571,175   $ 2,441,926   $   500,890
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                    8,489         10,714         7,898         6,557
                                ------------- -------------- ------------- -------------

       Net assets                $ 4,477,472    $ 3,581,889    $2,449,824     $ 507,447
                                ============= ============== ============= =============

Accumulation units (Note 8)
  Policyowners                     2,632,106      1,666,614     1,545,993       381,945
  Massachusetts Mutual Life
     Insurance Company                 5,000          5,000         5,000         5,000
                                ------------- -------------- ------------- -------------
     Total units                   2,637,106      1,671,614     1,550,993       386,945
                                ============= ============== ============= =============

NET ASSET VALUE PER
  ACCUMULATION UNIT
  December 31, 1998              $      1.70    $      2.14    $     1.58     $    1.31
  December 31, 1997                     1.52           1.74          1.39          1.28
  December 31, 1996                     1.37           1.38          1.14          1.19
  December 31, 1995                     1.14           1.11          0.98          1.06

*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to
May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

                       See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF OPERATIONS

For The Year Ended December 31, 1998

                                                  MML          MML
                                    MML          Money       Managed       MML
                                  Equity        Market        Bond        Blend
                                 Division      Division     Division     Division
                               -------------- ------------ ------------ -----------
Investment income
Dividends (Note 3B)             $    807,853   $   84,946   $   20,295   $ 294,283

Expenses
Mortality and expense
  risk fees
  (Note 4)                            69,175        9,341        1,536      14,517
                               -------------- ------------ ------------ -----------

Net investment income
  (Note 3C)                          738,678       75,605       18,759     279,766
                               -------------- ------------ ------------ -----------

Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on
  investments
  (Notes 3B, 3C and 6)               305,677            -        2,461      90,025
Change in net unrealized
  appreciation/depreciation
  of investments                     876,296            -       (1,682)    (35,785)
                               -------------- ------------ ------------ -----------
Net gain (loss) on investments     1,181,973            -          779      54,240
                               -------------- ------------ ------------ -----------

Net increase in net assets
  resulting from operations     $  1,920,651   $   75,605   $   19,538   $ 334,006
                               ============== ============ ============ ===========


                               *Oppenheimer               Oppenheimer  Oppenheimer
                                 Capital     Oppenheimer    Global     Strategic
                               Appreciation    Growth     Securities     Bond
                                 Division     Division     Division    Division
                               ------------ ------------ ----------- ------------
Investment income
Dividends (Note 3B)             $   72,282   $  162,870   $ 133,537   $    9,309

Expenses
Mortality and expense
  risk fees
  (Note 4)                          17,145       12,426       9,341        2,110
                               ------------ ------------ ----------- ------------

Net investment income
  (Note 3C)                         55,137      150,444     124,196        7,199
                               ------------ ------------ ----------- ------------

Net realized and unrealized
 gain (loss) on investments
Net realized gain (loss) on
  investments
  (Notes 3B, 3C and 6)              26,668       61,581      54,777         (170)
Change in net unrealized
  appreciation/depreciation
  of investments                   329,784      322,641      42,792         (541)
                               ------------ ------------ ----------- ------------
Net gain (loss) on investments     356,452      384,222      97,569         (711)
                               ------------ ------------ ----------- ------------

Net increase in net assets
  resulting from operations     $  411,589   $  534,666   $ 221,765   $    6,488
                               ============ ============ =========== ============

*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to
May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1998

                                                          MML           MML
                                          MML            Money        Managed          MML
                                         Equity         Market          Bond          Blend
                                        Division       Division       Division      Division
                                     --------------- -------------- ------------- --------------
Increase (decrease) in net assets
Operations:
   Net investment income              $     738,678   $     75,605   $    18,759   $    279,766
   Net realized gain (loss)
   on investments                           305,677              -         2,461         90,025
Change in net unrealized
   appreciation/depreciation
   of investments                           876,296              -        (1,682)       (35,785)
                                     --------------- -------------- ------------- --------------
Net increase in net assets
   resulting from operations              1,920,651         75,605        19,538        334,006
                                     --------------- -------------- ------------- --------------

Capital transactions: (Note 8)
   Transfer of net premium                8,305,438      2,941,617       289,009      2,411,365
   Transfer of surrender values            (179,797)          (125)         (370)       (34,607)
   Transfer due to policy loans             (63,455)             -        (5,268)       (13,190)
   Transfer due to death benefits           (21,772)             -             -              -
   Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                     (665)        (5,851)           95           (327)
   Withdrawal due to charges for
    administrative and insurance
    costs                                (2,387,965)      (125,372)      (48,397)      (513,925)
   Divisional transfers                     (19,737)       (30,323)        2,316        (84,046)
                                     --------------- -------------- ------------- --------------
Net increase in net assets
   resulting from capital
   transactions                           5,632,047      2,779,946       237,385      1,765,270
                                     --------------- -------------- ------------- --------------
Total increase                            7,552,698      2,855,551       256,923      2,099,276
NET ASSETS, at beginning
   of the year                            9,147,079        294,341       191,942      1,750,145
                                     --------------- -------------- ------------- --------------

NET ASSETS, at end of the year        $  16,699,777   $  3,149,892   $   448,865   $  3,849,421
                                     =============== ============== ============= ==============


                                      *Oppenheimer                    Oppenheimer  Oppenheimer
                                         Capital       Oppenheimer      Global      Strategic
                                      Appreciation       Growth       Securities      Bond
                                        Division        Division       Division     Division
                                     ---------------- -------------- ------------- ------------
Increase (decrease) in net assets
Operations:
   Net investment income              $       55,137   $    150,444   $   124,196   $    7,199
   Net realized gain (loss)
    on investments                            26,668         61,581        54,777         (170)
Change in net unrealized
   appreciation/depreciation
   of investments                            329,784        322,641        42,792         (541)
                                     ---------------- -------------- ------------- ------------
Net increase in net assets
   resulting from operations                 411,589        534,666       221,765        6,488
                                     ---------------- -------------- ------------- ------------

Capital transactions: (Note 8)
   Transfer of net premium                 2,629,607      2,233,624     1,427,439      313,089
   Transfer of surrender values              (42,962)       (21,766)      (10,363)        (658)
   Transfer due to policy loans              (14,330)       (20,391)      (11,519)        (794)
   Transfer due to death benefits             (1,271)       (35,141)            -         (531)
   Transfer due to reimbursement
    (payment) of accumulation
    unit value fluctuation                    10,105         10,213         4,203          162
   Withdrawal due to charges for
    administrative and insurance
    costs                                   (723,258)      (516,514)     (306,507)     (73,512)
   Divisional transfers                       59,470         69,370        20,108      (17,158)
                                     ---------------- -------------- ------------- ------------
Net increase in net assets
   resulting from capital
   transactions                            1,917,361      1,719,395     1,123,361      220,598
                                     ---------------- -------------- ------------- ------------
Total increase                             2,328,950      2,254,061     1,345,126      227,086

NET ASSETS, at beginning
   of the year                             2,148,522      1,327,828     1,104,698      280,361
                                     ---------------- -------------- ------------- ------------

NET ASSETS, at end of the year           $ 4,477,472     $3,581,889   $ 2,449,824    $ 507,447
                                     ================ ============== ============= ============

*This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.



                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1997

                                                       MML            MML
                                        MML           Money         Managed           MML
                                      Equity         Market           Bond           Blend
                                     Division       Division        Division       Division
                                   -------------- -------------- --------------- --------------
Increase in net assets
Operations:
  Net investment income             $    652,106   $     11,486   $       8,478   $    146,547
  Net realized gain
   on investments                        113,254              -             283         25,996
Change in net unrealized
  appreciation/depreciation
  of investments                         655,786              -           3,483         36,654
                                   -------------- -------------- --------------- --------------
Net increase in net assets
  resulting from operations            1,421,146         11,486          12,244        209,197
                                   -------------- -------------- --------------- --------------

Capital transactions: (Note 8)
  Transfer of net premium              5,697,460        277,257         132,412      1,138,966
  Transfer of surrender values            (9,141)           (65)           (886)       (38,685)
  Transfer due  to policy loans          (36,245)             -             (22)        (1,285)
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                  6,641         (1,434)             55           (581)
  Withdrawal due to charges for
   administrative and insurance
   costs                              (1,467,422)       (30,917)        (26,309)      (255,857)
  Divisional transfers                   (14,670)      (110,410)          5,842          5,622
                                   -------------- -------------- --------------- --------------
Net increase in net assets
  resulting from capital
  transactions                         4,176,623        134,431         111,092        848,180
                                   -------------- -------------- --------------- --------------
Total increase                         5,597,769        145,917         123,336      1,057,377
NET ASSETS, at beginning
  of the year                          3,549,310        148,424          68,606        692,768
                                   -------------- -------------- --------------- --------------

NET ASSETS, at end of the year      $  9,147,079   $    294,341   $     191,942   $  1,750,145
                                   ============== ============== =============== ==============


                                     Oppenheimer                  Oppenheimer  Oppenheimer
                                       Capital     Oppenheimer      Global      Strategic
                                    Appreciation      Growth      Securities       Bond
                                      Division       Division      Division      Division
                                    -------------- ------------- -------------- -----------
Increase in net assets
Operations:
  Net investment income              $     34,662   $    22,021   $      1,667   $  15,318
  Net realized gain
   on investments                           4,976        21,600         15,438       1,183
Change in net unrealized
  appreciation/depreciation
  of investments                           83,156        97,916         91,300        (641)
                                    -------------- ------------- -------------- -----------
Net increase in net assets
  resulting from operations               122,794       141,537        108,405      15,860
                                    -------------- ------------- -------------- -----------

Capital transactions: (Note 8)
  Transfer of net premium               1,732,223     1,038,765        752,810     171,038
  Transfer of surrender values             (3,662)       (1,562)        (3,316)     (3,024)
  Transfer due to policy loans             (7,380)       (8,219)           (35)     (3,259)
  Transfer due to reimbursement
   (payment) of accumulation
   unit value fluctuation                  10,564         8,961          9,589          61
  Withdrawal due to charges for
   administrative and insurance
   costs                                 (400,292)     (213,539)      (160,809)    (41,809)
  Divisional transfers                     36,132        47,266         34,291      (4,073)
                                    -------------- ------------- -------------- -----------
Net increase in net assets
  resulting from capital
  transactions                          1,367,585       871,672        632,530     118,934
                                    -------------- ------------- -------------- -----------
Total increase                          1,490,379     1,013,209        740,935     134,794
NET ASSETS, at beginning
  of the year                             658,143       314,619        363,763     145,567
                                    -------------- ------------- -------------- -----------

NET ASSETS, at end of the year       $  2,148,522   $ 1,327,828   $  1,104,698   $ 280,361
                                    ============== ============= ============== ===========

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.   HISTORY

     Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

     MassMutual maintains eight segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy.

     On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts.

     On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts.

     On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy.

     On February 11, 1997, MassMutual established a fifth segment ("GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group flexible premium adjustable life insurance policy, known as Strategic Group Variable Universal Life.

     On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship flexible premium adjustable variable life insurance policy known as Survivorship Variable Universal Life.

     On November 12, 1997, MassMutual established a seventh segment ("VUL Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium adjustable variable life insurance policy known as Variable Universal Life.

     On July 13, 1998, MassMutual established an eighth segment ("Strategic Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable universal life insurance policy, known as Strategic Variable Life Plus.

     MassMutual paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the eight divisions of the Variable Life Select Segment.

     Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940.

2.   INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT'S ASSETS

     The Variable Life Select Segment maintains eight divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund.

     MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four of six separate series of the MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940. MassMutual serves as investment manager of the MML Trust. David L. Babson & Company, Inc. ("Babson") a controlled subsidiary of MassMutual, serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund.

     Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, Oppenheimer Global Securities Fund and Oppenheimer Strategic Bond Fund are part of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"). The Oppenheimer Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment manager.

     In addition to the eight divisions of the Variable Life Select Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

     A.   Investment Valuation

     Investments in the MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying funds.

     B.   Accounting for Investments

     Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

     C.   Federal Income Taxes

     MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MassMutual's total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Variable Life Select Segment's divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

     D.   Policy Loan

     When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

     The policyowner earns interest at an annual rate determined by MassMutual, which will not be less than 3%, on any loaned amount.

     E.   Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CHARGES

     MassMutual charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division's net assets.

     MassMutual makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. A deduction of 2% of premium payments is made representing sales charges and a 2% of premium payments is made for premium tax charges. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.   SALES AGREEMENTS

     MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

     MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

     Under the sales agreement among MMLISI, MassMutual and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

6.   PURCHASE AND SALES OF INVESTMENTS


                                             MML        MML                   *Oppenheimer                Oppenheimer   Oppenheimer
                                MML         Money     Managed        MML        Capital      Oppenheimer    Global       Strategic
  For The Year Ended          Equity       Market       Bond        Blend     Appreciation     Growth     Securities       Bond
  December 31, 1998          Division     Division    Division    Division      Division      Division     Division      Division
  -----------------        ------------ -----------  ---------- ------------ -------------  ------------ ------------ --------------

  Cost of purchases        $ 7,392,680  $ 6,902,607  $ 304,602  $ 2,583,472   $ 2,293,746   $ 2,124,467  $ 1,487,399      $ 306,676
  Proceeds from sales        1,126,527    4,041,959     53,927      647,015       325,796       270,345      242,087         79,092
  Average monthly value
   of securities            12,436,709    1,615,603    282,565    2,619,073     3,125,066     2,270,713    1,711,986        385,399

7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the Variable Life Select Segment:

                                           MML        MML                 Oppenheimer                    Oppenheimer     Oppenheimer
                               MML        Money     Managed      MML        Capital      Oppenheimer        Global        Strategic
For The Year Ended            Equity      Market      Bond      Blend     Appreciation      Growth        Securities        Bond
 December 31,                Division    Division   Division   Division     Division       Division        Division       Division
 ------------               ---------- ----------- ---------- ---------- -------------- -------------- --------------- -------------
 December 31, 1998             15.33%       5.13%      6.92%     12.65%         13.20%         23.65%          12.97%         1.69%
 December 31, 1997             23.45%       4.52%      9.94%     18.24%          9.55%         19.06%          16.10%         7.98%
 December 31, 1996             19.34%       4.21%      5.38%     14.54%          7.57%         19.21%          17.61%        12.77%
 *December 31, 1995            13.40%       1.39%      7.01%      8.28%         15.56%          8.92%          (0.60%)        6.25%

* For the Period July 24, 1995 (Commencement of Operations) Through December 31, 1995. The amounts shown are not annualized.

     The net investment return for each division of the Variable Life Select Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8.   NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                             MML        MML                  Oppenheimer                  Oppenheimer   Oppenheimer
                                  MML       Money     Managed       MML        Capital      Oppenheimer      Global      Strategic
For The Year Ended               Equity     Market      Bond       Blend     Appreciation     Growth       Securities      Bond
December 31, 1998               Division   Division   Division    Division     Division      Division       Division     Division
-----------------              ---------- ---------- ----------- ---------- ------------- -------------- ------------- ------------
Units purchased                4,605,674  2,571,511     227,854  1,538,277     1,690,458      1,186,421       969,018      239,509
Units withdrawn               (1,471,878)  (109,268)    (42,784)  (364,465)     (504,560)      (315,014)     (225,549)     (58,189)
Units transferred
  between divisions              (13,726)   (28,111)      1,969    (52,318)       36,976         35,714        13,775      (13,152)
                               ---------- ---------- ----------- ---------- ------------- -------------- ------------- ------------
Net increase                   3,120,070  2,434,132     187,039  1,121,494     1,222,874        907,121       757,244      168,168
Units, at beginning
  of the year                  5,381,594    263,688     159,254  1,183,674     1,414,232        764,493       793,749      218,777
                               ---------- ---------- ----------- ---------- ------------- -------------- ------------- ------------
Units, at end of the year      8,501,664  2,697,820     346,293  2,305,168     2,637,106      1,671,614     1,550,993      386,945
                               ========== ========== =========== ========== ============= ============== ============= ============
                                             MML        MML                 Oppenheimer                  Oppenheimer   Oppenheimer
                                  MML       Money     Managed       MML       Capital      Oppenheimer      Global      Strategic
For The Year Ended              Equity     Market       Bond       Blend    Appreciation     Growth       Securities      Bond
December 31, 1997              Division   Division    Division   Division     Division      Division       Division     Division
-----------------              ---------- ---------- ----------- ---------- ------------- -------------- ------------- ------------
Units purchased                3,735,580    255,462     115,958    830,720     1,187,386        642,194       572,021      138,472
Units withdrawn               (1,018,532)   (27,916)    (23,824)  (216,286)     (281,160)      (137,246)     (124,296)    (39,006)
Units transferred
  between divisions               (6,540)  (102,956)      4,891      5,797        26,640         31,343        27,016       (3,505)
                               ---------- ---------- ----------- ---------- ------------- -------------- ------------- ------------
Net increase                   2,710,508    124,590      97,025    620,231       932,866        536,291       474,741       95,961
Units, at beginning
  of the year                  2,671,086    139,098      62,229    563,443       481,366        228,202       319,008      122,816
                               ---------- ---------- ----------- ---------- ------------- -------------- ------------- ------------
Units, at end of the year      5,381,594    263,688     159,254  1,183,674     1,414,232        764,493       793,749      218,777
                               ========== ========== =========== ========== ============= ============== ============= ============

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Variable Life Select Segment. The combined net assets as of December 31, 1998 for the Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life, Variable Life Select, GVUL and SVUL, are as follows:


                                               MML         MML           MML
                                 MML         Equity       Money        Managed        MML       Oppenheimer
                                Equity        Index       Market        Bond         Blend         Money
                               Division     Division     Division     Division     Division      Division
                             -----------  ------------ ------------- ------------ ------------ --------------
Total assets                 $ 68,569,760 $ 3,773,362  $ 13,343,746  $25,285,963  $18,619,343    $ 3,331,631
Total liabilities                 103,103         946        25,266       23,205       22,397          1,263
                             ------------ ------------ ------------- ------------ ------------ --------------
Net assets                   $ 68,466,657 $ 3,772,416  $ 13,318,480  $25,262,758  $18,596,946    $ 3,330,368
                             ============ ============ ============= ============ ============ ==============
Net assets:
For variable life
  insurance policies           68,346,866   3,763,311    13,264,755   25,197,666   18,501,132      3,323,389
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company               119,791       9,105        53,725       65,092       95,814          6,979
                             ------------ ------------ ------------- ------------ ------------ --------------
Net assets                   $ 68,466,657 $ 3,772,416  $ 13,318,480  $25,262,758  $18,596,946    $ 3,330,368
                             ============ ============ ============= ============ ============ ==============


                             Oppenheimer                 Oppenheimer                  Oppenheimer    Oppenheimer
                                High      Oppenheimer      Capital      Oppenheimer     Multiple       Global
                               Income         Bond       Appreciation      Growth      Strategies    Securities
                              Division      Division       Division       Division      Division      Division
                             ------------ ------------- --------------  ------------- ------------- --------------
Total assets                 $ 2,182,008   $ 1,980,384    $ 16,395,636  $ 13,202,771     $ 941,427    $ 9,080,902
Total liabilities                  3,659           429          13,959        11,379           854          9,817
                             ------------ ------------- --------------- ------------- ------------- --------------
Net assets                   $ 2,178,349   $ 1,979,955    $ 16,381,677  $ 13,191,392     $ 940,573    $ 9,071,085
                             ============ ============= =============== ============= ============= ==============
Net assets:
For variable life
  insurance policies           2,162,993     1,972,470      16,354,171    13,168,469       930,839      9,047,257
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company               15,356         7,485          27,506        22,923         9,734         23,828
                             ------------ ------------- --------------- ------------- ------------- --------------
Net assets                   $ 2,178,349   $ 1,979,955    $ 16,381,677  $ 13,191,392     $ 940,573    $ 9,071,085
                             ============ ============= =============== ============= ============= ==============

                                                                                                 Panorama
                             Oppenheimer  Oppenheimer    Panorama                 Panorama       LifeSpan
                             Strategic     Growth &       Total       Panorama   International  Diversified
                                Bond        Income        Return       Growth      Equity         Income
                              Division     Division      Division     Division    Division       Division
                             ----------- ------------ ------------- ------------ ------------ --------------
Total assets                 $ 1,250,072 $ 3,209,353   $ 1,208,387  $ 1,034,642    $ 148,692       $ 93,514
Total liabilities                  1,912         673             8            0            0            123
                             ----------- ------------ ------------- ------------ ------------ --------------
Net assets                   $ 1,248,160 $ 3,208,680   $ 1,208,379  $ 1,034,642    $ 148,692       $ 93,391
                             =========== ============ ============= ============ ============ ==============
Net assets:
For variable life insurance
  policies                    1,233,948    3,196,228     1,207,280    1,033,583      147,559         86,570
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company              14,212       12,452         1,099        1,059        1,133          6,821
                             ----------- ------------ ------------- ------------ ------------ --------------
Net assets                   $ 1,248,160 $ 3,208,680   $ 1,208,379  $ 1,034,642    $ 148,692       $ 93,391
                             =========== ============ ============= ============ ============ ==============

                                             Panorama                                     American
                                Panorama     LifeSpan                    T. Rowe Price    Century       Fidelity
                                LifeSpan     Capital        Dreyfus        Mid-Cap       VP Income       VIP II
                                Balanced   Appreciation      Index          Growth        & Growth     Contrafund
                                Division     Division       Division       Division       Division      Division
                              ------------ ------------- --------------- ------------- ------------- --------------
Total assets                     $ 74,338      $ 58,063    $ 46,510,033      $ 24,898      $ 16,456       $ 24,825
Total liabilities                     135            89          51,088             4             4              5
                              ------------ ------------- --------------- ------------- ------------- --------------
Net assets                       $ 74,203      $ 57,974    $ 46,458,945      $ 24,894      $ 16,452       $ 24,820
                              ============ ============= =============== ============= ============= ==============
Net assets:
For variable life insurance
  policies                         67,138        50,784      46,449,250        24,894        16,452         24,820
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                 7,065         7,190           9,695             -             -              -
                              ------------ ------------- --------------- ------------- ------------- --------------
Net assets                       $ 74,203      $ 57,974    $ 46,458,945      $ 24,894      $ 16,452       $ 24,820
                              ============ ============= =============== ============= ============= ==============

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in policyholders' contingency reserves, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                      December 31,

                                                  1998             1997
                                                --------         --------

                                                      (In Millions)
Assets:
Bonds                                        $  25,215.8      $  23,508.2
Common stocks                                      296.3            354.7
Mortgage loans                                   5,916.5          5,245.8
Real estate                                      1,739.8          1,697.7
Other investments                                2,263.7          1,963.8
Policy loans                                     5,224.2          4,950.4
Cash and short-term investments                  1,123.3          1,941.2
                                             -----------      -----------
                                                41,779.6         39,661.8
Other assets                                     1,306.2          1,169.7
                                             -----------      -----------
                                                43,085.8         40,831.5
Separate account assets                         19,589.7         16,803.1
                                             -----------      -----------
                                             $  62,675.5      $  57,634.6
                                             ===========      ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                            December 31,

                                                         1998          1997
                                                       --------      --------

                                                           (In Millions)
Liabilities:
Policyholders' reserves and funds                   $  35,277.0   $  33,783.2
Policyholders' dividends                                1,021.6         954.1
Policyholders' claims and other benefits                  332.4         353.4
Federal income taxes                                      634.9         436.5
Asset valuation and other investment reserves           1,053.4         973.4
Other liabilities                                       1,578.9       1,457.9
                                                    -----------   -----------
                                                       39,898.2      37,958.5
Separate account liabilities                           19,588.5      16,802.8
                                                    -----------   -----------
                                                       59,486.7      54,761.3
Policyholders' contingency reserves                     3,188.8       2,873.3
                                                    -----------   -----------
                                                    $  62,675.5   $  57,634.6
                                                    ===========   ===========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                           Years Ended December 31,

                                                        1998        1997        1996
                                                      --------    --------    --------

                                                               (In Millions)
Revenue:
Premium income                                       $ 7,482.2   $ 6,764.8   $ 6,328.6
Net investment income                                  2,956.8     2,870.2     2,834.4
Fees and other income                                    154.0       126.7       117.2
                                                     ---------   ---------   ---------
                                                      10,593.0     9,761.7     9,280.2
                                                     ---------   ---------   ---------
Benefits and expenses:
Policyholders' benefits and payments                   5,873.9     6,583.8     6,048.2
Addition to policyholders' reserves and funds          2,299.6       826.8       945.2
Operating expenses                                       509.5       450.8       428.0
Commissions                                              299.3       315.3       335.5
State taxes, licenses and fees                            88.1        81.5        96.4
Merger restructuring costs                                   -           -        66.1
                                                     ---------   ---------   ---------
                                                       9,070.4     8,258.2     7,919.4
                                                     ---------   ---------   ---------
Net gain before federal income taxes and dividends     1,522.6     1,503.5     1,360.8
Federal income taxes                                     199.3       284.4       276.7
                                                     ---------   ---------   ---------
Net gain from operations before dividends              1,323.3     1,219.1     1,084.1
Dividends to policyholders                               982.9       919.5       859.9
                                                     ---------   ---------   ---------
Net gain from operations                                 340.4       299.6       224.2
Net realized capital gain (loss)                          25.4       (42.5)       40.3
                                                     ---------   ---------   ---------
Net income                                           $   365.8   $   257.1   $   264.5
                                                     =========   =========   =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                 Years Ended December 31,

                                                              1998        1997        1996
                                                            --------    --------    --------

                                                                      (In Millions)
Policyholders' contingency reserves,
  beginning of year                                         $2,873.3    $2,638.6    $2,600.9
                                                            --------    --------    --------
Increases (decreases) due to:
  Net income                                                   365.8       257.1       264.5
  Net unrealized capital gain (loss)                            17.4       119.1        (1.7)
  Change in asset valuation and other investment reserves      (81.0)      (76.0)     (142.4)
  Change in prior year policyholders' reserves                   8.6       (55.4)      (72.2)
  Other                                                          4.7       (10.1)      (10.5)
                                                            --------    --------    --------
                                                               315.5       234.7        37.7
                                                            --------    --------    --------
Policyholders' contingency reserves,
  end of year                                               $3,188.8    $2,873.3    $2,638.6
                                                            ========    ========    ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                 Years Ended December 31,

                                                            1998         1997         1996
                                                          --------     --------     --------
                                                                     (In Millions)
Operating activities:
   Net income                                            $   365.8    $   257.1    $   264.5
   Addition to policyholders' reserves and funds,
     net of transfers to separate accounts                 1,472.8        421.3        426.7
   Net realized capital (gain) loss                          (25.4)        42.5        (40.3)
   Other changes                                              15.4       (108.1)      (286.1)
                                                         ---------    ---------    ---------
   Net cash provided by operating activities               1,828.6        612.8        364.8
                                                         ---------    ---------    ---------
Investing activities:
   Loans and purchases of investments                    (15,981.2)   (12,292.7)   (10,171.5)
   Sales or maturities of investments and receipts
      from repayment of loans                             13,334.7     12,545.7      8,539.3
                                                         ---------    ---------    ---------
   Net cash provided by (used in) investing activities    (2,646.5)       253.0     (1,632.2)
                                                         ---------    ---------    ---------
Increase (decrease) in cash and short-term investments      (817.9)       865.8     (1,267.4)
Cash and short-term investments, beginning of year         1,941.2      1,075.4      2,342.8
                                                         ---------    ---------    ---------
Cash and short-term investments, end of year             $ 1,123.3    $ 1,941.2    $ 1,075.4
                                                         =========    =========    =========

                 See notes to statutory financial statements.

Notes To Statutory Financial Statements

    Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries, a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

    On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1996 in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a charge to policyholders' contingency reserves.

    On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE.

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the NAIC and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality, morbidity and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders' contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, since the Division of Insurance of the Commonwealth of Massachusetts has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassified to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $63.5 million in 1998 and $14.2 million in 1997. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

    Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

    Short-term investments are stated at amortized cost, which approximates fair value.

    Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

    In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $189.1 million in 1998, $95.4 million in 1997 and $73.1 million in 1996 were charged to the IMR. Amortization of the IMR into net investment income amounted to $40.3 million in 1998, $31.0 million in 1997, and $26.9 million in 1996.

    Realized capital gains and losses, less taxes, not includible in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

    Net transfers to separate accounts of $821.3 million, $355.7 million and $636.5 million in 1998, 1997 and 1996, respectively, are included in the addition of policyholders' reserves and funds.

C.  Non-admitted Assets

    Assets designated as "non-admitted" (principally certain furniture, equipment and other receivables) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D.  Policyholders' Reserves and Funds

    Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.75 percent.

    Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $7,734.6 million and $8,077.9 million at December 31, 1998 and 1997, respectively with a fair value of $7,940.6 million and $8,250.0 million at December 31, 1998 and 1997, respectively, as determined by discounted cash flow projections.

    Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

    The Company made certain changes in the valuation of policyholders' reserves which increased policyholders' contingency reserves by $8.6 million in 1998 and decreased policyholders' contingency reserves by $55.4 million and $72.2 million in 1997 and 1996, respectively.

E.  Premium and Related Expense Recognition

    Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F.  Policyholders' Dividends

    The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

H. Policyholders' Contingency Reserves

   Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

   The Company issued surplus notes of $100.0 million at 7.50 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

   All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

   Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1998, 1997 and 1996.

   The proceeds of the notes, less a $24.4 million reserve in 1998, and a $28.3 million reserve in 1997 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as permitted by the Division of Insurance. These surplus note reserves are included in asset valuation and other investment reserves on the Statutory Statement of Financial Position.

3. BENEFIT PLANS

   The Company provides multiple benefit plans to employees, agents and retirees including retirement plans and life and health benefits.

   Retirement Plans

   The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes active employees and retirees previously employed by Connecticut Mutual Life Insurance Company which merged with MassMutual in 1996; the other plan includes all other eligible employees and retirees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions". Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $216.0 million and $157.4 million at December 31, 1998 and 1997, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1998, and 1997. The assets of the plans are invested in the Company's general account and separate accounts.

   The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of vesting service using a graduated vesting schedule in 20 percent increments over a five-year period.

   Life and Health

   Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company's employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

   The status of the defined benefit plans as of December 31 is as follows:

                                         Retirement          Life and Health

                                      1998        1997       1998       1997
                                      ----        ----       ----       ----
                                                  (In Millions)
Accumulated benefit obligation
 at December 31                   $   822.8   $   663.1   $  185.6   $  145.9
Fair value of plan assets
 at December 31                     1,160.2     1,154.2       21.0       21.7
                                  ---------   ---------   --------   --------
Funded status                     $   337.4   $   491.1   $ (164.6)  $ (124.2)
                                  =========   =========   ========   ========

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

                                                      Retirement                 Life and Health

                                                1998             1997          1998           1997
                                                ----             ----          ----           ----
Discount rate                               6.75%             7.25%            6.75%         7.25%
Increase in future compensation
 levels                                     4.00-5.00%        4.00-5.00%       5.00%         5.00-5.50%
Long-term rate of return on assets          9.00-10.00%       9.00-10.00%      6.75%         6.75%
Assumed increases in medical cost
Rates in the first year                         -                -             7.00%         6.25-9.50%
declining to                                    -                -             4.25%         4.75-5.00%
within                                          -                -             5 years       5 years

A one percent increase in the annual assumed inflation rate in medical cost rates would increase the 1998 accumulated postretirement benefit liability and benefit expense by $9.2 million and $1.1 million, respectively. A one percent decrease in the annual assumed inflation rate in medical costs rates would decrease the 1998 accumulated postretirement benefit liability and benefit expense by $8.5 million and $1.0 million, respectively.

   The expense charged to operations for all employee benefit plans is $32.1 million in 1998, $23.9 million in 1997 and $38.1 million in 1996. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

4. RELATED PARTY TRANSACTIONS

   The company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $205.0 million and $137.3 million for 1998 and 1997, respectively.

   The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $38.4 million in 1998, $40.9 million in 1997 and $44.1 million in 1996.

5. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs and of permanent differences such as the equity tax, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file its 1998 federal income tax return on a consolidated basis with its eligible life affiliates and non-life affiliates. C.M. Life Insurance Company, which is not an eligible life affiliate, files a separate return. The Company and its eligible life insurance and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that affiliates with losses shall be compensated for the use of their losses and credits by other affiliates.

   The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1995 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

   Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1998 or 1997. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

   Federal tax payments were $152.4 million in 1998, $353.4 million in 1997 and $330.7 million in 1996.

6. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

    The carrying value and estimated fair value of bonds are as follows:

                                                      December 31, 1998
                                                      -----------------
                                                    Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized       Fair
                                    Value           Gains            Losses         Value
                                  ----------      ----------       ----------     ----------
                                                       (In Millions)
U. S. Treasury securities        $   4,945.3      $    473.0       $   20.4       $   5,397.9
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               41.2             1.5            1.3              41.4
 foreign governments
Mortgage-backed securities           3,734.4           188.0           13.9           3,908.5
State and local governments            360.5            33.2            7.9             385.8
Corporate debt securities           14,133.3           845.3          118.4          14,860.2
Utilities                              885.8           102.6            0.3             988.1
Affiliates                           1,115.3             0.6            0.9           1,115.0
                                 -----------      ----------       --------       -----------
 TOTAL                           $  25,215.8      $  1,644.2       $  163.1       $  26,696.9
                                 ===========      ==========       ========       ===========

                                                       December 31, 1997
                                                       -----------------
                                                     Gross            Gross        Estimated
                                   Carrying       Unrealized       Unrealized        Fair
                                    Value            Gains           Losses          Value
                                  ----------      ----------       ----------     ----------
                                                         (In Millions)
U. S. Treasury securities        $   6,241.0      $    470.5       $   10.3       $   6,701.2
 and obligations of U. S.
 government corporations
 and agencies
Debt securities issued by               83.5             4.4            3.0              84.9
 foreign governments
Mortgage-backed securities           3,008.7           187.9            9.0           3,187.6
State and local governments            361.9            23.9             .6             385.2
Corporate debt securities           12,148.9           765.2           46.9          12,867.2
Utilities                              871.8           100.1            2.2             969.7
Affiliates                             792.4             2.8            1.0             794.2
                                 -----------      ----------       --------       -----------
 TOTAL                           $  23,508.2      $  1,554.8       $   73.0       $  24,990.0
                                 ===========      ==========       ========       ===========

   The carrying value and estimated fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                     Estimated
                                                    Carrying           Fair
                                                     Value             Value
                                                   ---------         ---------
                                                          (In Millions)
     Due in one year or less                       $   556.5         $   560.7
     Due after one year through five years           4,150.6           4,270.5
     Due after five years through ten years          8,622.8           9,045.0
     Due after ten years                             5,319.5           5,999.6
                                                   ---------         ---------
                                                    18,649.4          19,875.8
     Mortgage-backed securities, including
      securities guaranteed by the U.S.
      Government                                     6,566.4           6,821.1
                                                   ---------         ---------
      TOTAL                                        $25,215.8         $26,696.9
                                                   =========         =========


   Proceeds from sales of investments in bonds were $11,663.4 million during 1998, $11,427.8 million during 1997 and $6,390.7 million during 1996. Gross capital gains of $331.8 million in 1998, $200.7 million in 1997 and $188.8 million in 1996 and gross capital losses of $47.3 million in 1998, $68.8 million in 1997 and $255.5 million in 1996 were realized on those sales, portions of which were included in the IMR. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Stocks

   Common stocks, except for unconsolidated subsidiaries, had a cost of $238.4 million in 1998 and $250.3 million in 1997.

C. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, was $6,178.8 million and $5,039.1 million at December 31, 1998 and 1997, respectively.

   The Company had restructured loans with book values of $126.6 million, and $202.3 million at December 31, 1998 and 1997, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.1 million in 1998, $5.1 million in 1997 and $2.2 million in 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows:
   1999 - $341.0 million; 2000 - $333.0 million; 2001 - $305.2 million; 2002 -
   $210.6 million; 2003 - $299.0 million; and $3,106.4 million thereafter.

D. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

E. Other

   Preferred stocks in good standing had fair values of $116.0 million in 1998 and $145.5 million in 1997, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks.

   The carrying value of investments which were non-income producing for the preceding twelve months was $13.2 million and $5.7 million at December 31, 1998 and 1997, respectively.

7. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these financial instruments, described below, which are not recorded in the financial statements, unless otherwise noted, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in other assets on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps with notional amounts of $4,382.0 million and $3,220.2 million, respectively. The fair values of these instruments were $84.1 million at December 31, 1998 and $20.9 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $12,704.4 million and $5,388.2 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $92.5 million and $59.0 million, which had fair values of $161.9 million and $99.6 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998 and 1997, the company had agreements with notional amounts of $4,337.9 million and $3,348.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.7 million and $18.2 million at December 31, 1998 and 1997, respectively. The fair values of these instruments were $43.9 million and $23.4 million at December 31, 1998 and 1997, respectively.

   The Company enters into forward U.S. Treasury, and Government National Mortgage Association ("GNMA") and Federal National Home Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $603.4 million and $1,100.7 million, respectively. The fair values of these commitments were $604.1 million and $1,117.6 million, including net unrealized gains of $0.7 million and $16.9 million at December 31, 1998 and 1997, respectively.

   The Company utilizes other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $384.2 million and $385.6 million at December 31, 1998 and 1997, respectively. The fair values of these instruments resulted in an unrealized gain of $7.2 million at December 31, 1998 and an unrealized loss of $6.8 million at December 31, 1997.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $272.5 million and $146.7 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

   MassMutual has two primary insurance subsidiaries, C.M. Life, which primarily writes variable annuities and universal life insurance, and MML Bay State, which primarily writes variable life and annuity business. MassMutual's wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. ("MMHC") owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

   MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results for such subsidiaries are reflected as net unrealized capital gains in the Statement of Changes in Policyholders' Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. The Company holds debt issued by MMHC and its subsidiaries of $1,111.3 million and $792.4 million at December 31, 1998 and 1997, respectively.

   Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

                                                  1998            1997
                                                --------        --------
                                                     (In Millions)
   Domestic Life Insurance Subsidiaries:

     Total revenue                            $  1,151.4      $  1,086.9
     Net income (loss)                        $     (3.2)     $      1.1
     Assets                                   $  4,741.4      $  3,766.8
   Other Subsidiaries:

     Total revenue                            $  1,137.4      $    967.2
     Net income                               $     73.6      $     75.4
     Assets                                   $  2,839.5      $  2,018.8

9.  REINSURANCE

    The Company has reinsurance agreements with other insurance companies in the normal course of business. In addition, the Company cedes the remainder of its group life and health business to UniCARE. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $183.9 million in 1998, $294.6 million in 1997 and $793.5 million in 1996.

10. BUSINESS RISKS AND CONTINGENCIES

    The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

    The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. SUBSIDIARIES AND AFFILIATED COMPANIES

    A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1998 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
     CM Assurance Company
     CM Benefit Insurance Company
     C.M. Life Insurance Company
     MassMutual Holding Company
     MassMutual of Ireland, Limited
     MML Bay State Life Insurance Company
     MML Distributors, LLC
     MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S.A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S.A. - 33.5%
         MassMutual International (Luxembourg) S.A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

   Affiliates of Massachusetts Mutual Life Insurance Company
   ---------------------------------------------------------
   MML Series Investment Fund
   MassMutual Institutional Funds
   Oppenheimer Value Stock Fund

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                             RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

     (a)  each director, officer or employee;

     (b) any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

     (c) any individual who serves in any capacity with respect to any employee benefit plan; from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

     Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

          Notwithstanding the foregoing, no indemnification shall be provided with respect to:

          (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

          (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

          (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

               In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

               The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

               Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                  REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
                      THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                  CONTENTS OF POST-EFFECTIVE Amendment No. 4

This Post-Effective Amendment is comprised of the following documents:

     The Facing Sheet.

     The Prospectus consisting of 73 pages.

     The Undertaking to File Reports.

     The Signatures.

     Written Consents of the Following Persons:

          1.   PricewaterhouseCoopers LLP, independent accountants;
          2. Counsel opining as to the legality of securities being registered;

          3. Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

     The following Exhibits:

     99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

          A.   1.   Resolution of Board of Directors of MassMutual establishing the Separate Account./1/

               2.   Not applicable.

               3.   Form of Distribution Agreements:

               a.   1.  Form of Distribution Servicing Agreement between MML
                        Distributors, LLC and MassMutual./2/

               a.   2.  Form of Co-Underwriting Agreement between MML Investors
                        Services, Inc. and MassMutual./2/

               b.   Not applicable.

               c.   Not applicable.

          4.   Not applicable.

          5.   Form of Flexible Premium Variable Whole Life Insurance
               Policy./3/

          6.   a.   Certificate of Incorporation of MassMutual./1/

               b.   By-Laws of MassMutual./1/

          7.   Not applicable.

          8. Participation Agreement with Oppenheimer Variable Account Funds and MassMutual./1/

          9.   Not applicable.

          10. Form of Application for a Flexible Premium Variable Whole Life insurance policy./3/

          11. Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy./3/

     B. Opinion and Consent of Counsel as to the legality of the securities being registered.

     C. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     D.   Not applicable.

     E.   Consent of PricewaterhouseCoopers LLP.

     F. Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.

     G.   1.   a.   Powers of Attorney/4/
               b.   Power of Attorney - Roger G. Ackerman/5/
               c.   Powers of Attorney - Robert J. O'Connell and Thomas B.
                    Wheeler/6/

27   Not Applicable.



--------------------------------------------------------------------------------
/1/ Incorporated by reference to the Initial Registration Statement of Registration Statement No. 333-22557 filed as an exhibit with the Commission on February 28, 1997.

/2/ Incorporated by reference to post-effective Amendment No. 1 to this Registration Statement filed as an exhibit with the Commission effective May 1, 1996.

/3/ Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed as an exhibit with the Commission effective May 1, 1998.

/4/ Incorporated by reference to Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.

/5/ Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on June 4, 1998.

/6/ Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-65887 filed with the Commission as an exhibit on January 28, 1999.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 33-89798 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 4 to Registration Statement No. 33-89798 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 1999.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
    (Depositor)

By: /s/ Robert J. O'Connell*
----------------------------
Robert J. O'Connell, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe        On April 22, 1999, as Attorney-in-Fact pursuant to
-------------------        powers of attorney.
*Richard M. Howe


As required by the Securities Act of 1933, this Post-Effective Amendment No. 33-89798 to Registration Statement No. 4 has been signed by the following persons in the capacities and on the dates indicated.

     Signature                   Title                         Date
     ---------                   -----                         ----

/s/ Robert J. O'Connell*         President and Chief           April 22, 1999
------------------------         Executive Officer
Robert J. O'Connell

/s/ Joseph M. Zubretsky*         Executive Vice President,     April 22, 1999
------------------------         Chief Financial Officer &
Joseph M. Zubretsky              Chief Accounting Officer

/s/ Roger G. Ackerman*           Director                      April 22, 1999
----------------------
Roger G. Ackerman

/s/ James R. Birle*              Director                      April 22, 1999
-------------------
James R. Birle

/s/ Gene Chao*                   Director                      April 22, 1999
--------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*        Director                      April 22, 1999
------------------------
Patricia Diaz Dennis

/s/ Anthony Downs*               Director                      April 22, 1999
------------------
Anthony Downs

/s/ James L. Dunlap*             Director                      April 22, 1999
--------------------
James L. Dunlap

/s/ William B. Ellis*            Director                      April 22, 1999
--------------------
William B. Ellis, Ph.D.

     Signature                   Title                         Date
     ---------                   -----                         ----

/s/ Robert M. Furek*             Director                      April 22, 1999
 -------------------
Robert M. Furek

/s/ Charles K. Gifford*          Director                      April 22, 1999
-----------------------
Charles K. Gifford

/s/ William N. Griggs*           Director                      April 22, 1999
----------------------
William N. Griggs

/s/ George B. Harvey*            Director                      April 22, 1999
---------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*      Director                      April 22, 1999
--------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*            Director                      April 22, 1999
---------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*        Director                      April 22, 1999
-------------------------
William B. Marx, Jr.

/s/ John F. Maypole*             Director                      April 22, 1999
--------------------
John F. Maypole

/s/ Thomas B. Wheeler*           Director                      April 22, 1999
----------------------
Thomas B. Wheeler

/s/ Alfred M. Zeien*             Director                      April 22, 1999
--------------------
Alfred M. Zeien

/s/ Richard M. Howe              On April 22, 1999, as Attorney-in-Fact
--------------------             pursuant to powers of attorney
*Richard M. Howe

                    REPRESENTATION BY REGISTRANT'S COUNSEL
                    --------------------------------------


As counsel to the Registrant, I, Richard M. Howe, have reviewed this Post-Effective Amendment No. 4 to Registration Statement No. 33-89798 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.



                            /s/ Richard M. Howe
                            -------------------
                            Richard M. Howe
                            Second Vice President & Assoc. General Counsel Massachusetts Mutual Life Insurance Company

                                 EXHIBIT LIST


     99.B.   Opinion and Consent of Richard M. Howe, Esq/

     99.E.   Consent of PricewaterhouseCoopers LLP

     99.F.   Opinion and Consent of Craig Waddington, FSA, MAAA